Exhibit 10.19


                              AMENDED AND RESTATED
                       DEPOSIT AND DISBURSEMENT AGREEMENT

                                      among

                            AES EASTERN ENERGY, L.P.,

                                  AEE2, L.L.C.,

                              AES SOMERSET, L.L.C.,

                               AES CAYUGA, L.L.C.,

                              AES WESTOVER, L.L.C.,

                             AES GREENIDGE, L.L.C.,

                         UNION BANK OF CALIFORNIA, N.A.,
                  as Agent under the Working Capital Facility,
                          as Working Capital Provider,

                             BANKERS TRUST COMPANY,
                              as Depositary Agent,

                           KINTIGH FACILITY TRUST A-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST A-2,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST B-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST B-2,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST C-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST C-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST A-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST A-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST B-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST B-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST C-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST C-2,
                                 as Owner Trust,

                       DCC PROJECT FINANCE FOURTEEN, INC.,
             as Owner Participant under two Participation Agreements
                        (Kintigh A-1 and Milliken A-1),

                       DCC PROJECT FINANCE FIFTEEN, INC.,
             as Owner Participant under two Participation Agreements
                        (Kintigh A-2 and Milliken A-2),

                       FIRST CHICAGO LEASING CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh B-1 and Milliken B-1),

                       FIRST CHICAGO LEASING CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh B-2 and Milliken B-2),

                         BANKERS COMMERCIAL CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh C-1 and Milliken C-1),

                         BANKERS COMMERCIAL CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh C-2 and Milliken C-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh A-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh A-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh B-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh B-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh C-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh C-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken A-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken A-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken B-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken B-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken C-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken C-2),

                             BANKERS TRUST COMPANY,
                    as Pass Through Trustee (Series 1999-A),

                                       and

                             BANKERS TRUST COMPANY,
                     as Pass Through Trustee (Series 1999-B)

                           Dated as of April 10, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1  Capitalized Terms.................................................2

                                   ARTICLE II

               THE DEPOSITARY AGENT; ESTABLISHMENT OF THE ACCOUNTS

Section 2.1  The Depositary Agent; Limited Rights of AEE.......................7
Section 2.2  Establishment of Accounts.........................................7
Section 2.3  Responsibility and Control........................................8
Section 2.4  Termination.......................................................8

                                   ARTICLE III

                                  THE ACCOUNTS

Section 3.1  Revenue Account...................................................9
Section 3.2  Operating Account................................................14
Section 3.3  Working Capital Account..........................................14
Section 3.4  Rent Payment Account.............................................15
Section 3.5  Debt Repayment Account...........................................16
Section 3.6  Rent Reserve Account.............................................16
Section 3.7  Indemnity Account................................................18
Section 3.8  Deferrable Payments Account......................................18
Section 3.9  Additional Liquidity Account.....................................19
Section 3.10  Special Rent Reserve Account....................................19
Section 3.11  Loss Proceeds Account...........................................21
Section 3.12  Drawing Events..................................................21
Section 3.13  Permitted Investments...........................................22
Section 3.14  Account Balance Statements; Payment Undertaking Agreements......22
Section 3.15  Instructions to the Depositary Agent............................23
Section 3.16  Lease Event of Default and Indenture Event of Default...........23

                                   ARTICLE IV

                              THE DEPOSITARY AGENT

Section 4.1  Appointment of the Depositary Agent; Powers and Immunities.......24
Section 4.2  Reliance by the Depositary Agent.................................26
Section 4.3  Court Orders.....................................................26
Section 4.4  Resignation or Removal...........................................26

                                    ARTICLE V

                         EXPENSES; INDEMNIFICATION; FEES

Section 5.1  Expenses.........................................................27
Section 5.2  Indemnification..................................................28
Section 5.3  Fees.............................................................28

                                   ARTICLE VI

                             Limitation of Liability

Section 6.1  Limitation of Liability..........................................28

                                   ARTICLE VII

                                  MISCELLANEOUS

Section 7.1  Amendments; Etc..................................................28
Section 7.2  Addresses for Notices............................................28
Section 7.3  Integration, Etc.................................................28
Section 7.4  Headings; Table of Contents; Section References..................29
Section 7.5  No Third Party Beneficiaries.....................................29
Section 7.6  No Waiver........................................................29
Section 7.7  Severability.....................................................29
Section 7.8  Successors and Assigns...........................................29
Section 7.9  Execution in Counterparts........................................29
Section 7.10  SPECIAL EXCULPATION.............................................29
Section 7.11  GOVERNING LAW...................................................30




                                    SCHEDULE

SCHEDULE I           Accounts

                                    EXHIBITS

EXHIBIT A            Form of Instruction Letter

EXHIBIT B            Form of Funding Date Certificate

APPENDIX A           DEFINITIONS

     AMENDED AND RESTATED DEPOSIT AND DISBURSEMENT AGREEMENT (this "Depositary Agreement") dated as of April 10, 2001 among (i) AES EASTERN ENERGY, L.P., a limited partnership organized under the State of Delaware ("AEE"); (ii) AEE2, L.L.C., a limited liability company organized under the laws of the State of Delaware ("AEE2"), AES SOMERSET, L.L.C., a Delaware limited liability company, AES CAYUGA, L.L.C., a Delaware limited liability company, AES WESTOVER, L.L.C., a Delaware limited liability company, and AES GREENIDGE, L.L.C., a Delaware limited liability company; (iii) UNION BANK OF CALIFORNIA, N.A., as agent for itself and certain other banks and financial institutions under the Working Capital Facility (in such capacity, together with its successors and assigns in such capacity, the "Agent"), as Working Capital Provider; (iv) KINTIGH FACILITY TRUST A-1, a Delaware business trust; (v) KINTIGH FACILITY TRUST A-2, a Delaware business trust; (vi) KINTIGH FACILITY TRUST B-1, a Delaware business trust;
(vii) KINTIGH FACILITY TRUST B-2, a Delaware business trust; (viii) KINTIGH FACILITY TRUST C-1, a Delaware business trust; (ix) KINTIGH FACILITY TRUST C-2, a Delaware business trust; (x) MILLIKEN FACILITY TRUST A-1, a Delaware business trust; (xi) MILLIKEN FACILITY TRUST A-2, a Delaware business trust; (xii) MILLIKEN FACILITY TRUST B-1, a Delaware business trust; (xiii) MILLIKEN FACILITY TRUST B-2, a Delaware business trust; (xiv) MILLIKEN FACILITY TRUST C-1, a Delaware business trust; (xv) MILLIKEN FACILITY TRUST C-2, a Delaware business trust; (xvi) DCC PROJECT FINANCE FOURTEEN, INC., as Owner Participant under two Participation Agreements (Kintigh A-1 and Milliken A-1); (xvii) DCC PROJECT FINANCE FIFTEEN, INC., as Owner Participant under two Participation Agreements (Kintigh A-2 and Milliken A-2); (xviii) FIRST CHICAGO LEASING CORPORATION, as Owner Participant under two Participation Agreements (Kintigh B-1 and Milliken B-1); (xix) FIRST CHICAGO LEASING CORPORATION, as Owner Participant under two Participation Agreements (Kintigh B-2 and Milliken B-2); (xx) BANKERS COMMERCIAL CORPORATION, as Owner Participant under two Participation Agreements (Kintigh C-1 and Milliken C-1); (xxi) BANKERS COMMERCIAL CORPORATION, as Owner Participant under two Participation Agreements (Kintigh C-2 and Milliken C-2);
(xxii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Depositary Agent (herein, in such capacity, together with its successors and permitted assigns, the "Depositary Agent"); (xxiii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Indenture (herein in its capacity as trustee under each Indenture, together with its successors and permitted assigns, the "Indenture Trustee"); and (xxiv) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Pass Through Trust Agreement (herein in its capacity as trustee under each Pass Through Trust Agreement, together with its successors and permitted assigns, the "Pass Through Trustee").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto (other than Union Bank of California, N.A., as Agent, as Working Capital Provider) entered into that certain Deposit and Disbursement Agreement dated as of May 1, 1999, as amended by that certain Amendment No. 1 dated as of April 12, 2000 (the "Original Depositary Agreement"), with Credit Suisse First Boston, as Working Capital Provider, providing for the appointment of the Depositary Agent and the administration of the Accounts established therein;

     WHEREAS, the parties hereto desire to amend and restate the Original Depositary Agreement to replace Credit Suisse First Boston with Union Bank of California, N.A., as Agent, as Working Capital Provider and to clarify certain terms and provisions of the Original Depositary Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Depositary Agreement in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Capitalized Terms. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to that term in Appendix A (as amended, supplemented or otherwise modified from time to time after the date hereof with the consent of the parties hereto) to the Participation Agreement (Kintigh A-1), dated as of May 1, 1999, by and among AEE and the other parties thereto, attached hereto and as in effect as of the date hereof, and the principles of interpretation set forth in such Appendix shall apply to such definition.

     "Accreted Value" shall have the meaning set forth in any Payment Undertaking Agreement.

     "Basic Rent" shall have the meaning specified in Section 3.3 of each Lease, and at any time shall equal the aggregate amount of Basic Rent due at such time under all such Leases.

     "Deferrable Payments" shall have the meaning specified in Section 3.4 of each Lease, and at any time shall equal the aggregate amount of Deferrable Payments due at such time under all such Leases.

     "Drawing Event" shall mean any deficiency in the Accounts under this Depositary Agreement other than the Loss Proceeds Account, the Special Rent Reserve Account and the Distribution Account.

     "Funding Date" shall mean the first Business Day of each month commencing with the first Business Day of the month falling after the Closing Date.

     "Funding Date Certificate" shall have the meaning specified in Section 3.1(b).

     "Funding Period" shall mean a period commencing on a Funding Date and ending on the day preceding the next succeeding Funding Date.

     "Indenture" shall mean, individually, each of the following:

          (i) the Indenture of Trust and Security Agreement (Kintigh A-1), dated as of May 1, 1999 between the parties named therein;

          (ii) the Indenture of Trust and Security Agreement (Kintigh A-2), dated as of May 1, 1999 between the parties named therein;

          (iii) the Indenture of Trust and Security Agreement (Kintigh B-1), dated as of May 1, 1999 between the parties named therein;

          (iv) the Indenture of Trust and Security Agreement (Kintigh B-2), dated as of May 1, 1999 between the parties named therein;

          (v) the Indenture of Trust and Security Agreement (Kintigh C-1), dated as of May 1, 1999 between the parties named therein;

          (vi) the Indenture of Trust and Security Agreement (Kintigh C-2), dated as of May 1, 1999 between the parties named therein;

          (vii) the Indenture of Trust and Security Agreement (Milliken A-1), dated as of May 1, 1999 between the parties named therein;

          (viii) the Indenture of Trust and Security Agreement (Milliken A-2), dated as of May 1, 1999 between the parties named therein;

          (ix) the Indenture of Trust and Security Agreement (Milliken B-1), dated as of May 1, 1999 between the parties named therein;

          (x) the Indenture of Trust and Security Agreement (Milliken B-2), dated as of May 1, 1999 between the parties named therein;

          (xi) the Indenture of Trust and Security Agreement (Milliken C-1), dated as of May 1, 1999 between the parties named therein; and

          (xii) the Indenture of Trust and Security Agreement (Milliken C-2), dated as of May 1, 1999 between the parties named therein.

     "Indenture Trustee" shall mean Bankers Trust Company, not in its individual capacity, but solely as Indenture Trustee under each Indenture, and each other Person who may from time to time be acting as Indenture Trustee in accordance with the provisions of such Indenture.

     "Lease" shall mean, individually, each of the following:

          (i) the Facility Lease Agreement (Kintigh A-1), dated as of May 1, 1999 between AEE and the lessor named therein;

          (ii) the Facility Lease Agreement (Kintigh A-2), dated as of May 1, 1999 between AEE and the lessor named therein;

          (iii) the Facility Lease Agreement (Kintigh B-1), dated as of May 1, 1999 between AEE and the lessor named therein;

          (iv) the Facility Lease Agreement (Kintigh B-2), dated as of May 1, 1999 between AEE and the lessor named therein;

          (v) the Facility Lease Agreement (Kintigh C-1), dated as of May 1, 1999 between AEE and the lessor named therein;

          (vi) the Facility Lease Agreement (Kintigh C-2), dated as of May 1, 1999 between AEE and the lessor named therein;

          (vii) the Facility Lease Agreement (Milliken A-1), dated as of May 1, 1999 between AEE and the lessor named therein;

          (viii) the Facility Lease Agreement (Milliken A-2), dated as of May 1, 1999 between AEE and the lessor named therein;

          (ix) the Facility Lease Agreement (Milliken B-1), dated as of May 1, 1999 between AEE and the lessor named therein;

          (x) the Facility Lease Agreement (Milliken B-2), dated as of May 1, 1999 between AEE and the lessor named therein;

          (xi) the Facility Lease Agreement (Milliken C-1), dated as of May 1, 1999 between AEE and the lessor named therein; and

          (xii) the Facility Lease Agreement (Milliken C-2), dated as of May 1, 1999 between AEE and the lessor named therein.

     "Market Termination Amount" shall have the meaning set forth in any Payment Undertaking Agreement.

     "Owner Participant" shall mean, individually, each of the following, together with their respective successors and permitted assigns:

          (i) DCC Project Finance Fourteen, Inc., as Owner Participant under each Participation Agreement (Kintigh A-1 and Milliken A-1);

          (ii) DCC Project Finance Fifteen, Inc., as Owner Participant under each Participation Agreement (Kintigh A-2 and Milliken A-2); or

          (iii) First Chicago Leasing Corporation, as Owner Participant under each Participation Agreement (Kintigh B-1 and Milliken B-1);

          (iv) First Chicago Leasing Corporation, as Owner Participant under each Participation Agreement (Kintigh B-2 and Milliken B-2);

          (v) Bankers Commercial Corporation, as Owner Participant under each Participation Agreement (Kintigh C-1 and Milliken C-1); and

          (vi) Bankers Commercial Corporation, as Owner Participant under each Participation Agreement (Kintigh C-2 and Milliken C-2).

     "Owner Trust" shall mean, individually, each of the following:

          (i) Kintigh Facility Trust A-1, a Delaware business trust;

          (ii) Kintigh Facility Trust A-2, a Delaware business trust;

          (iii) Kintigh Facility Trust B-1, a Delaware business trust,

          (iv) Kintigh Facility Trust B-2, a Delaware business trust;

          (v) Kintigh Facility Trust C-1, a Delaware business trust;

          (vi) Kintigh Facility Trust C-2, a Delaware business trust;

          (vii) Milliken Facility Trust A-1, a Delaware business trust;

          (viii) Milliken Facility Trust A-2, a Delaware business trust;

          (ix) Milliken Facility Trust B-1, a Delaware business trust;

          (x) Milliken Facility Trust B-2, a Delaware business trust;

          (xi) Milliken Facility Trust C-1, a Delaware business trust; and

          (xii) Milliken Facility Trust C-2, a Delaware business trust.

     "Participation Agreement" shall mean, individually, each of the following:

          (i) the Participation Agreement (Kintigh A-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (ii) the Participation Agreement (Kintigh A-2), dated as of May 1, 1999 among AEE and the other parties named therein;

          (iii) the Participation Agreement (Kintigh B-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (iv) the Participation Agreement (Kintigh B-2), dated as of May 1, 1999 among AEE and the other parties named therein;

          (v) the Participation Agreement (Kintigh C-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (vi) the Participation Agreement (Kintigh C-2), dated as of May 1, 1999 among AEE and the other parties named therein;

          (vii) the Participation Agreement (Milliken A-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (viii) the Participation Agreement (Milliken A-2), dated as of May 1, 1999 among AEE and the other parties named therein;

          (ix) the Participation Agreement (Milliken B-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (x) the Participation Agreement (Milliken B-2), dated as of May 1, 1999 among AEE and the other parties named therein;

          (xi) the Participation Agreement (Milliken C-1), dated as of May 1, 1999 among AEE and the other parties named therein;

          (xii) the Participation Agreement (Milliken C-2), dated as of May 1, 1999 among AEE and the other parties named therein;

     "Rent" shall mean Basic Rent and Supplemental Rent.

     "Rent Reserve Account Payment Undertaking Agreement" shall mean the Rent Reserve Account Payment Undertaking Agreement, dated as of May 1, 1999, among AEE, Kintigh Facility Trust A-1, Milliken Facility Trust A-1, Kintigh Facility Trust A-2, Milliken Facility Trust A-2, Kintigh Facility Trust B-1, Milliken Facility Trust B-1, Kintigh Facility Trust B-2, Milliken Facility Trust B-2, Kintigh Facility Trust C-1, Milliken Facility Trust C-1, Kintigh Facility Trust C-2, Milliken Facility Trust C-2 and Morgan Guaranty Trust Company of New York, or any other Payment Undertaking Agreement in effect from time to time in respect of the Rent Reserve Account.

     "Scheduled Payments" shall mean with respect to any Payment Undertaking Agreement providing for the payment of Basic Rent the amounts available thereunder for the purpose of paying installments of Basic Rent in accordance with the schedule attached thereto.

     "Supplemental Rent" shall mean any and all amounts, liabilities and obligations (other than Basic Rent) which AEE assumes or agrees to pay to any Persons under the Operative Documents (whether or not identified as "Supplemental Rent"), including, but not limited to, Termination Value as set forth in a Lease, and at any time, shall equal the aggregate amount of Supplemental Rent due at such time under all such Operative Documents.

                                   ARTICLE II

               THE DEPOSITARY AGENT; ESTABLISHMENT OF THE ACCOUNTS

     Section 2.1 The Depositary Agent; Limited Rights of AEE.

          (a) Acceptance of Appointment of Depositary Agent. The parties hereto hereby appoint Bankers Trust Company as Depositary Agent under this Depositary Agreement, and Bankers Trust Company hereby agrees to act as Depositary Agent under this Depositary Agreement. In performing its functions and duties under this Depositary Agreement, the Depositary Agent, except in such capacity, does not assume and shall not be deemed to have assumed any relationship of agency or trust with or for AEE, AEE2 or any other Person.

          (b) Limited Rights of AEE. AEE shall have no rights against, or to monies held in, the Accounts, as third party beneficiary or otherwise, except, subject to Section 3.16, AEE shall have the right, to the extent expressly provided in this Depositary Agreement, (i) to receive or make requisitions of monies held in the Accounts, (ii) to cause transfers of monies held in the Accounts among the Accounts, (iii) to direct the investment of monies held in the Accounts in Permitted Investments, and (iv) in the case of the Operating Account, to write checks against such Account, or otherwise apply or cause the transfer of monies held in such Account, for the payment of Operating and Maintenance Costs and other obligations of AEE and AEE2. In no event shall any amounts or Permitted Investments deposited in or credited to any Account be registered in the name of AEE or AEE2, payable to the order of AEE or AEE2 or specially indorsed to AEE or AEE2, except to the extent that the foregoing have been specially indorsed by AEE or AEE2, as the case may be, in blank.

     Section 2.2 Establishment of Accounts. The Depositary Agent has established the following segregated and irrevocable cash collateral accounts (together with all sub-accounts to be established pursuant to this Depositary Agreement, the "Accounts") in the form of non-interest bearing accounts, which shall be maintained at all times until the termination of this Depositary Agreement and which are defined as follows:

                  (a)      Revenue Account;
                  (b)      Operating Account;
                  (c)      Working Capital Account;
                  (d)      Rent Payment Account;
                  (e)      Debt Repayment Account;
                  (f)      Rent Reserve Account;
                  (g)      Indemnity Account;
                  (h)      Deferrable Payments Account;
                  (i)      Loss Proceeds Account;
                  (j)      Additional Liquidity Account;
                  (k)      Special Rent Reserve Account; and
                  (l)      Distribution Account.

     The account numbers of the Accounts established hereunder on the Closing Date are set forth on Schedule I hereto. The Accounts shall not be evidenced by passbooks or similar writings.

     The Depositary Agent shall, if expressly required pursuant to the terms of this Depositary Agreement, and may, upon the request of AEE and upon notice to each other party hereto, establish and create sub-accounts within the Accounts. In the event that, in accordance with this Depositary Agreement, the Depositary Agent is required to segregate certain monies in an Account from any other amounts on deposit in such Account pending transfer or withdrawal in accordance with this Depositary Agreement, the Depositary Agent shall either (i) hold such monies in such Account for use solely for such transfer or withdrawal or (ii) if requested in a certificate of a Responsible Officer of AEE, create a separate sub-account for such purpose.

     All amounts from time to time held in each Account shall be held (A) in the name of AEE and (B) in the custody of, and subject to the control of, the Depositary Agent on the terms set forth in this Depositary Agreement. Subject to clause (B) of the preceding sentence, all of the Accounts and any sub-accounts established under this Depositary Agreement, including all revenues, cash, payments, securities, investments and other amounts on deposit therein, shall be considered the property of AEE until disbursed in accordance with the terms of this Depositary Agreement, and AEE shall be solely responsible for, and shall pay, any and all Taxes imposed on or with respect to any earnings or gains in any Account or sub-account created under this Depositary Agreement.

     Section 2.3 Responsibility and Control. The Depositary Agent shall not be responsible to take any action except through the performance of its express obligations under this Depositary Agreement upon the written direction of AEE (or, in accordance with Section 3.16, the Owner Trusts or the Indenture Trustees, as applicable), set forth in an Officer's Certificate of a Responsible Officer of AEE (or, in accordance with Section 3.16, the Owner Trusts or the Indenture Trustees, as applicable) to the effect that such direction is in compliance in all respects with this Depositary Agreement and the other Operative Documents. Each of the Accounts shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary Agent.

     Section 2.4 Termination. This Depositary Agreement shall remain in full force and effect until the earlier of (i) the payment of all obligations owing to each of the Indenture Trustees, each of the Pass Through Trustees, each of the Owner Trusts, each of the Owner Participants, and the Working Capital Provider and (ii) the termination of each of the Leases following the occurrence of a Lease Event of Default. If this Depositary Agreement shall terminate as provided in clause (ii) of the preceding sentence, all amounts on deposit in the Accounts shall be applied by the Depositary Agent pursuant to an Officer's Certificate of a Responsible Officer of each Indenture Trustee, first, to pay accrued Operating and Maintenance Costs incurred to the date of termination to non AEE Entities and, second, to pay any amounts due and owing to the Working Capital Provider under the Working Capital Facility, and any funds remaining thereafter shall be transferred to each Indenture Trustee pro rata to termination value as set forth under each of the Leases for application in accordance with the relevant Indenture. Each Indenture Trustee shall deliver to the Depositary Agent notice of the discharge or satisfaction of the Lien of the Indenture of such Indenture Trustee, and upon receipt of such notice, references herein to such Indenture Trustee shall be deemed to be references to the related Owner Trust. In the event that the Working Capital Provider permanently terminates its commitments under the Working Capital Facility and is taking affirmative steps to realize on its collateral to satisfy AEE's obligations under the Working Capital Facility, the Working Capital Provider's rights and AEE2's obligations (in both cases, to the extent of amounts owed to the Working Capital Provider in respect of the Working Capital Facility) hereunder shall terminate.

                                   ARTICLE III

                                  THE ACCOUNTS

     Section 3.1 Revenue Account.

          (a) Deposits to the Revenue Account.

               (i) Deposits. AEE, AEE2 and each other AEE Subsidiary shall deposit, or shall cause to be deposited the following amounts, into the Revenue Account directly, or if received by AEE, AEE2 or any AEE Subsidiary, as soon as practicable (but no more than three Business Days) after receipt, in either case in accordance with this Section 3.1(a): (A) all AEE Revenues (other than, with respect to an AEE Subsidiary, any amounts distributed from the Operating Account to pay third party and labor costs and other reimbursable costs and overhead under an Operation and Maintenance Agreement, or those constituting accreted value under any Payment Undertaking Agreement); (B) any proceeds of a drawing under the Working Capital Facility; (C) any proceeds of Permitted Indebtedness (other than payments made under letters of credit issued for the benefit of any Person other than an AEE Entity); (D) all proceeds from the sale, lease or other disposition of assets by AEE, AEE2 or any AEE Subsidiary, as permitted by Section 6.3 of the each of the Participation Agreements; and
     (E) all other income (howsoever earned), revenue (howsoever generated) and proceeds of any nature whatsoever received by AEE, AEE2 or any AEE Subsidiary (including, without limitation, the proceeds of any insurance maintained pursuant to any Operative Document or otherwise) prior to, on or after the Closing Date.

               (ii) Instructions. AEE, AEE2 and each AEE Subsidiary hereby agree, and AEE hereby agrees to cause each AEE Subsidiary, to irrevocably instruct each party to any agreement pursuant to which payments may be made to or received by AEE or AEE2 to make all such payments directly to the Depositary Agent for deposit into the Revenue Account (and to specify in writing, when making such payments, the source and nature of such payments) in accordance with the terms of this Depositary Agreement. In the event that AEE or AEE2 enters into a PPA, such instructions shall be made pursuant to an Instruction Letter in the form of Exhibit A hereto. In the event that AEE or AEE2 or any AEE Subsidiary enters into any other agreement pursuant to which amounts set forth in Section 3.1(a)(i)(A)-(E) will be received, such instructions, to the extent practicable, shall be made pursuant to an

     Instruction Letter in the form of Exhibit A hereto. If, notwithstanding the foregoing, any amounts set forth in Section 3.1(a)(i)(A)-(E) are remitted directly to AEE, AEE2 or any AEE Subsidiary, AEE, AEE2 and each AEE Subsidiary shall, and AEE shall cause each AEE Subsidiary, to hold such payments in trust for the Depositary Agent and shall, as promptly as practicable (but no more than three Business Days) after receipt, remit such payments to the Depositary Agent (together with an Officer's Certificate of a Responsible Officer of AEE, AEE2 or such other AEE Subsidiary, as the case may be, specifying the source and nature of such payments) for deposit into the Revenue Account in accordance with the terms of this Depositary Agreement, in the form received, with any necessary endorsements.

               (iii) Certain Transfers of Other Amounts upon Deposit. Upon deposit into the Revenue Account of the proceeds of any payment in respect of any insurance (other than liability or business interruption insurance) or condemnation award (as identified in an Officer's Certificate of a Responsible Officer of AEE), the Depositary Agent shall transfer such payment to the Loss Proceeds Account.

               (iv) Certain Transfers of Amounts with Respect to Permitted Indebtedness. Upon deposit into the Revenue Account of any proceeds of Permitted Indebtedness (as identified in an Officer's Certificate of a Responsible Officer of AEE), the Depositary Agent shall (1) establish and create a sub-account within the Revenue Account in accordance with Section
     2.2 (and no separate request or consent of AEE or any other party hereto shall be required in respect of such establishing), (2) transfer such proceeds to such sub-account and (3) transfer such proceeds from such sub-account from time to time in accordance with an Officers' Certificate of a Responsible Officer of AEE (AEE agrees that each such Officer's Certificate shall be in accordance with the Operative Documents and the other conditions (if any) established in the agreements relating to such Permitted Indebtedness) for application consistent with the purposes for which such Permitted Indebtedness was incurred to the extent in accordance with the Operative Documents.

               (v) Identification of Amounts. In the event the Depositary Agent receives monies without adequate identification or adequate instruction with respect to the proper Account in which such monies are to be deposited, the Depositary Agent shall deposit such monies into the Revenue Account, and segregate such monies from all other amounts on deposit in the Revenue Account and notify AEE of the receipt of such monies. Upon receipt of an Officer's Certificate of a Responsible Officer of AEE containing written identification and instruction from AEE, the Depositary Agent shall (in accordance with this Depositary Agreement) transfer such monies from the Revenue Account to the Account (other than the Distribution Account unless such transfer is in accordance with Section 3.1(b)(ix)) in which such monies were to have been deposited in accordance with this Depositary Agreement as specified by AEE in such Officer's Certificate.

          (b) Applications and Transfers. The Depositary Agent shall, on each Funding Date or, with respect to the Operating Account or any sub-account thereof and the Working

Capital Account, from time to time during the related Funding Period, apply or cause the transfer of monies (x) to the extent then available in the Revenue Account and not segregated for any specific purpose as provided in Sections 2.2 and 3.1(a) (except as otherwise set forth in this Depositary Agreement) in accordance with an Officer's Certificate of a Responsible Officer of AEE in the form of Exhibit B hereto or otherwise satisfactory to the Depositary Agent (with respect to each Funding Date, a "Funding Date Certificate"), to be received by the Depositary Agent at least four Business Days prior to the Funding Date, or
(y) with respect to the Operating Account and the Working Capital Account from time to time during the related Funding Period in accordance with an Officer's Certificate of a Responsible Officer of AEE, in each case setting forth in addition to any items otherwise specifically required by this Depositary Agreement, (1) the amounts to be applied or transferred pursuant to this Section 3.1(b) and any calculation required to determine such amounts, (2) the basis for such application or transfer of funds, including a reference to the applicable provisions of any Operative Document, (3) the Accounts or Persons referred to in clauses (i) through (ix) (inclusive) below that are entitled to payment and to whom amounts withdrawn are to be paid in the order of priority set forth below and (4) a certification that such application or transfer (including after giving effect to such application or transfer) is in accordance with, and will not result in the breach of, the Operative Documents. Simultaneously with the delivery of each Funding Date Certificate to the Depositary Agent, AEE shall deliver a copy thereof to each Owner Participant and the Working Capital Provider. To the extent that the Funding Date Certificate does not require any monies to be applied on such Funding Date, such amounts will be retained in the Account to which such monies were transferred pending application pursuant to an Officer's Certificate of a Responsible Officer of AEE at such time as payment of such amounts is due and payable to the Persons entitled thereto (and AEE shall not apply such amounts or direct their application by the Depositary Agent for any other purpose other than as provided herein). The order of priority of application or transfer of monies from the Revenue Account on each Funding Date (except as otherwise specified in Section 3.1(b)(ix)) or, in the case of Sections 3.1(b)(i) and 3.1(b)(ii), during any Funding Period, shall be as follows:

               (i) First: To the Operating Account, from time to time, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate in which AEE (A) certifies that such amount, when aggregated with all other prior transfers pursuant to this Section 3.1(b)(i), (x) is in compliance with Section 5.9 of each of the Participation Agreements with respect to the calendar year in respect of which such Funding Date Certificate is delivered and (y) is, unless accompanied by a certificate from the Independent Engineer, pursuant to Section 5.9 of each of the Participation Agreements, not more than actual fuel costs plus 125% of the amount set forth in the Annual Operating Budget (other than actual fuel costs) with respect to the semi-annual portion of the calendar year in respect of which such Funding Date Certificate is delivered, (B) if the amount available to be transferred from the Revenue Account is less than the amount set forth in such Funding Date Certificate, includes instructions in accordance with this Article III as to the source of additional funding, if any, and (C) certifies that such amounts will be expended only on Operating and Maintenance Costs;

               (ii) Second: On each Funding Date, or from time to time during the related Funding Period, to the Working Capital Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate in which AEE (A) certifies the amount payable in respect of the principal amount due on drawings, if any, under the Working Capital Facility and (B) includes instructions as to the transfer of such amount to the Working Capital Provider;

               (iii) Third: On each Funding Date, (A) to the Rent Payment Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) under each of the Leases due on the immediately succeeding Rent Payment Date (or, if such be the case, the Rent Payment Date occurring on such Funding Date) less any Scheduled Payments due on such Rent Payment Date under any Payment Undertaking Agreement; provided, that notwithstanding any provision of this Depositary Agreement to the contrary, with respect to each Funding Date, AEE may include in any Funding Date Certificate as an addition to Basic Rent under each of the Leases due on the immediately succeeding Rent Payment Date (or, if such be the case, the Rent Payment Date occurring on such Funding Date), any amount constituting that portion of Supplemental Rent that is attributable to (a) Additional Interest required to be paid pursuant to
     Section 6 of the Registration Rights Agreement with respect to such Funding Date or (b) interest at the applicable Overdue Rate on any part of any payment of Basic Rent under each of the Leases not paid when due for any period for which the same shall be overdue, or on any Supplemental Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid, in each case compounded semi-annually, and each such amount shall be disbursed by the Depositary Agent in the same manner as Basic Rent, and (B) to the Debt Repayment Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount (other than as a result of optional prepayments) due in respect of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) on the immediately succeeding Rent Payment Date (or, if such be the case, the Rent Payment Date occurring on such Funding Date); provided, however, that if sufficient amounts are not available to fully fund the Rent Payment Account and the Debt Repayment Account on such Funding Date, such Funding Date Certificate shall provide that (x) the amount deposited in the Rent Payment Account shall be an amount equal to the product of (i) the total amount available to be deposited in both the Rent Payment Account and the Debt Repayment Account on such Funding Date multiplied by (ii) a fraction the numerator of which is the amount set forth in such Funding Date Certificate with respect to clause (A) above, and the denominator of which is the sum of (1) the amount set forth in such Funding Date Certificate with respect to clause (A) above and (2) the amount set forth in such Funding Date Certificate with respect to clause (B) above, and (y) the amount deposited in the Debt Repayment Account shall be the amount remaining after application of clause (x) above;

               (iv) Fourth: On each Funding Date, to the Rent Reserve Account, until the amount on deposit therein (determined in accordance with Section 3.6(a)) equals the amount set forth in a Funding Date Certificate as the Rent Reserve Account Required Balance (such Funding Date Certificate to identify the respective portions thereof determined pursuant to clauses (a) and (b) of the definition of Rent Reserve Account Required Balance);

               (v) Fifth: On each Funding Date, to the Indemnity Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount due, or estimated by AEE to be due, in respect of AEE's aggregate indemnity obligations arising under the Operative Documents;

               (vi) Sixth: On each Funding Date, to the Deferrable Payments Account, until the amount on deposit therein equals the aggregate amount set forth in a Funding Date Certificate as the amount of Deferrable Payments under all of the Leases (A) payable and remaining unpaid and (B) scheduled to be due on the immediately succeeding Rent Payment Date (or, if such be the case, the Rent Payment Date occurring on such Funding Date);

               (vii) Seventh: On each Funding Date, to the Additional Liquidity Account, until the amount on deposit therein equals the amount (determined in accordance with Section 3.9) set forth in a Funding Date Certificate as the Additional Liquidity Required Balance;

               (viii) Eighth: On each Funding Date, to the Special Rent Reserve Account, until the amount on deposit therein equals the amount (determined in accordance with Section 3.10(a)) set forth in a Funding Date Certificate as the Special Rent Reserve Account Required Balance; and

               (ix) Ninth: On each Rent Payment Date (or, if not on such date, within 10 Business Days thereafter), to the Distribution Account, the amount set forth in a Funding Date Certificate in which a Responsible Officer of AEE certifies that all conditions precedent set forth in Section 6.2(a) of the Participation Agreement to making a Distribution have been satisfied. In the event that on any Rent Payment Date, a Responsible Officer of AEE fails to certify that such conditions precedent have been satisfied, the Depositary Agent shall provide prompt written notice thereof to each Owner Participant and the Working Capital Provider.

     In the event that after giving effect to the application or transfer of monies from the Revenue Account on any Funding Date (or from time to time during the related Funding Period), monies remain in the Revenue Account (due to failure to satisfy the conditions precedent to making a Distribution or otherwise), such monies shall continue to remain in the Revenue Account pending application or transfer in accordance with this Section 3.1(b); provided, however, that during any Special Rent Reserve Period, to the extent required by
Section 5.21 of each Participation Agreement, any monies that remain in the Revenue Account shall be applied to purchase a Special Rent Reserve Account Payment Undertaking Agreement in accordance with a certificate of a Responsible Officer of AEE regarding the amount of such Payment Undertaking Agreement and the identity of the PUA Provider.

     Section 3.2 Operating Account. The Operating Account shall be funded (i) from the Revenue Account pursuant to Section 3.1(b)(i) and (ii) pursuant to
Section 3.2(c).

          (a) Except as set forth in Section 3.2(b), all amounts on deposit in the Operating Account from time to time shall be used solely for the payment of Operating and Maintenance Costs. On each Funding Date upon receipt of the Funding Date Certificate referred to in Section 3.1(b)(i), or from time to time during the related Funding Period, upon receipt of an Officer's Certificate of a Responsible Officer of AEE, the Depositary Agent shall transfer monies from the Operating Account to AEE or to whomsoever AEE directs for application to the payment of Operating and Maintenance Costs.

          (b) On any Rent Payment Date, to the extent any amounts remain in the Operating Account that were not applied towards Operating and Maintenance Costs during the relevant Rent Payment Period ending on such Rent Payment Date, such amounts shall be applied, pursuant to an Officer's Certificate of a Responsible Officer of AEE, in accordance with the priorities set forth in Section 3.1(b)(ii)-(ix).

          (c) If funds on deposit in the Operating Account shall be insufficient to pay Operating and Maintenance Costs to the extent permitted by Section 5.9 of each Participation Agreement, AEE shall direct the Depositary Agent, pursuant to an Officer's Certificate of a Responsible Officer of AEE, to transfer monies to the Operating Account to the extent of such deficiency (but subject to clause
(A) of Section 3.1(b)(i)) from the following sources to the extent available and in the following order of priority: first, a drawing under the Working Capital Facility; second, a withdrawal from the Working Capital Account; third, a withdrawal of cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit from the Special Rent Reserve Account; fourth, a withdrawal of cash and Permitted Investments on deposit from the Additional Liquidity Account; fifth, a drawing under the Additional Liquidity Account Letter of Credit; sixth, a withdrawal from the Deferrable Payments Account; seventh, a withdrawal from the Indemnity Account; and eighth, a withdrawal from the Rent Payment Account and the Debt Repayment Account pro rata to the amounts on deposit therein.

     Section 3.3 Working Capital Account.

          (a) Except as otherwise specified in Section 3.2(c), all amounts on deposit in the Working Capital Account from time to time shall be used solely for the repayment of the principal amount of borrowings under the Working Capital Facility. On each Funding Date, or from time to time during the related Funding Period, upon receipt of an Officer's Certificate of a Responsible Officer of AEE, the Depositary Agent shall transfer from the Working Capital Account to the Working Capital Provider (as identified in such Officer's Certificate) the amount set forth in such Certificate as the amount payable in respect of the principal amount of drawings on the Working Capital Facility. Any income from the investment of monies on deposit in the Working Capital Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

          (b) After effecting any transfers specified in Section 3.2(c), if funds on deposit in the Working Capital Account shall be insufficient to pay the principal amount of borrowings under the Working Capital Facility when due, AEE shall direct the Depositary Agent, pursuant to an Officer's Certificate of a Responsible Officer of AEE, to transfer monies to the Working Capital Account to the extent of such deficiency from the following sources to the extent available and in the following order of priority: first, a withdrawal of cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit in the Special Rent Reserve Account; second, a withdrawal of cash and Permitted Investments on deposit in the Additional Liquidity Account; third, a drawing under the Additional Liquidity Account Letter of Credit; fourth, a withdrawal from the Deferrable Payments Account; fifth, a withdrawal from the Indemnity Account; and sixth, a withdrawal from the Rent Payment Account and the Debt Repayment Account pro rata to the amounts on deposit therein. Notwithstanding anything herein to the contrary, each party hereto acknowledges that a deficiency in the Working Capital Account does not preclude the transfer of funds from the Rent Reserve Account or a demand under a Rent Reserve Account Payment Undertaking Agreement as set forth in Section 3.6.

     Section 3.4 Rent Payment Account.

     The Rent Payment Account shall be funded (i) from the Revenue Account pursuant to Section 3.1(b)(iii), (ii) from the Special Rent Reserve Account pursuant to Section 3.10(b), (iii) from the Additional Liquidity Account pursuant to Section 3.12(a), and (iv) from the Rent Reserve Account pursuant to
Section 3.6(b).

          (a) Except as set forth in Section 3.4(b), all amounts on deposit in the Rent Payment Account from time to time shall be used solely for the repayment of Basic Rent (other than Deferrable Payments, but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding).

          (b) After effecting any transfers specified, first, in Section 3.2(c) and, second, in Section 3.3(b), on or prior to each Rent Payment Date, the Depositary Agent shall withdraw from the Rent Payment Account the aggregate amount set forth in the applicable Funding Date Certificate in respect of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) due on such Rent Payment Date, and transfer to each Indenture Trustee the amount set forth in such Funding Date Certificate opposite such Indenture Trustee's name.

          (c) In the event that amounts deposited in the Rent Payment Account pursuant to this Section 3.4, together with all Scheduled Payments under any applicable Payment Undertaking Agreement, are insufficient to pay the aggregate amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) on such Rent Payment Date, the Depositary Agent shall transfer to each Indenture Trustee the amount specified in such Funding Date Certificate as the amount equal to the product of (a) the amount on deposit in the Rent Payment Account multiplied by
(b) a fraction, the numerator of which is the amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) due under the Lease to which such Indenture relates less any Scheduled Payments due on such Rent Payment Date to such Indenture Trustee under any applicable Payment Undertaking Agreement, and the denominator of which is the aggregate amount of all Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding on such Funding Date) due under all Leases less all Scheduled Payments due on such Rent Payment Date to the Indenture Trustees under any applicable Payment Undertaking Agreement, such that no one Indenture Trustee receives (together with such Scheduled Payments) a greater percentage of amounts due under its Indenture than any other Indenture Trustee. Any income from the investment of monies on deposit in the Rent Payment Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

     Section 3.5 Debt Repayment Account.

     The Debt Repayment Account shall be funded (i) from the Revenue Account pursuant to Section 3.1(b)(iii), (ii) from the Special Rent Reserve Account pursuant to Section 3.10(b) (with respect to cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit therein), (iii) from the Additional Liquidity Account pursuant to Section 3.12(a), and (iv) from the Rent Reserve Account pursuant to Section 3.6(b).

          (a) Except as set forth in Section 3.5(b), all amounts on deposit in the Debt Repayment Account from time to time shall be used solely for the repayment of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility).

          (b) After effecting any transfers specified first, in Section 3.2(c) and second, in Section 3.3(b), on each Rent Payment Date, the Depositary Agent shall withdraw from the Debt Repayment Account the amount set forth in a Funding Date Certificate payable in respect of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) due on such Rent Payment Date and transfer such amount to the provider of such Permitted Indebtedness. Any income from the investment of monies on deposit in the Debt Repayment Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

     Section 3.6 Rent Reserve Account.

          (a) Each Indenture Trustee confirms receipt on the Closing Date of the executed, original Rent Reserve Account Payment Undertaking Agreement. Each Indenture Trustee, upon obtaining Actual Knowledge of, or receipt of written notice from an Owner Trust or AEE of, the occurrence of a Payment Event or a Replacement Event with respect to any Rent Reserve Account Payment Undertaking Agreement of which it is a beneficiary, shall (i) in the case of a Payment Event, make a demand thereunder in an amount equal to (x) in the case of a Payment Event caused by shortfall in the payment of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding), the amount calculated in clause (b) of this Section, (y) in the case of a Payment Event caused by a failure to maintain or deliver adequate collateral under such Payment

Undertaking Agreement, the greater of the Market Termination Amount and the aggregate Accreted Value, and (z) in the case of any other Payment Event, the aggregate Accreted Value available for such Indenture Trustee as set forth in the applicable schedules to such Payment Undertaking Agreement, and (ii) in the case of a Replacement Event, make a demand thereunder for the full amount available to it thereunder, retain such amount in a segregated non-interest bearing account, and apply such amount either to the payment of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent remain outstanding) on the immediately succeeding Rent Payment Date in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party or, if the Indenture Trustee has received an Officer's Certificate of a Responsible Officer of AEE to such effect, to the purchase of a replacement Payment Undertaking Agreement in accordance with such Officer's Certificate. When determining (I) if any amounts are required to be deposited (or the amount so required to be deposited) in the Rent Reserve Account from time to time or (II) whether the Rent Reserve Account has deposited therein the Rent Reserve Account Required Balance, AEE shall aggregate amounts on deposit in the Rent Reserve Account with the amount available to be withdrawn under the Rent Reserve Account Payment Undertaking Agreement.

          (b) In respect of any Rent Payment Date when there are insufficient monies on deposit in the Rent Payment Account and the Debt Repayment Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, after effecting any transfers pursuant to, first, Section 3.10(b) and, second,
Section 3.12(a) but otherwise in accordance with a Funding Date Certificate of a Responsible Officer of AEE, first, transfer cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit in the Rent Reserve Account to the Rent Payment Account and the Debt Repayment Account in the manner set forth in the last proviso of Section 3.1(b)(iii) but taking into account in such calculation the amount in respect of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent remain outstanding) to be demanded under a Rent Reserve Account Payment Undertaking Agreement pursuant to the immediately succeeding clause second, and, second, instruct each Indenture Trustee that is a beneficiary of a Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn by it under such Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Rent Payment Account, and apply the proceeds thereof in accordance with Section 3.1 of each Indenture so long as each such Indenture shall remain in effect, and thereafter such proceeds shall be paid to the applicable Owner Trust. Any income from the investment of monies on deposit in the Rent Reserve Account (other than pursuant to a Payment Undertaking Agreement) shall be transferred to the Revenue Account in accordance with
Section 3.13 hereof.

          (c) Upon deposit into the Rent Reserve Account of monies in respect of the portion of the Rent Reserve Account Required Balance relating to clause (a) of the definition thereof, AEE shall instruct the Depositary Agent, in accordance with the applicable Funding Date Certificate, to transfer such monies to the provider of a Rent Reserve Account Payment Undertaking Agreement to replenish amounts withdrawn therefrom in accordance with each Participation Agreement.

          (d) If at any time the sum of the amounts on deposit in the Rent Reserve Account and all amounts then available under the Rent Reserve Account Payment Undertaking Agreement exceeds the Rent Reserve Account Required Balance, AEE may deliver to the Depositary Agent an Officer's Certificate of AEE setting forth the amount of such excess and instructing the Depositary Agent to withdraw an amount equal to such excess from the Rent Reserve Account and transfer such amount to the Revenue Account.

     Section 3.7 Indemnity Account. The Indemnity Account shall be funded (i) from the Revenue Account pursuant to Section 3.1(b)(v), (ii) from the Special Rent Reserve Account pursuant to Section 3.10(c) and (iii) from the Additional Liquidity Account pursuant to Section 3.12(c). After effecting any transfers specified, first, in Section 3.2(c) and, second, in Section 3.3(b) upon receipt of a Funding Date Certificate approved by the Owner Trusts, the Depositary Agent shall withdraw from the Indemnity Account the amount set forth in such Funding Date Certificate in respect of AEE's aggregate indemnity obligations arising under the Operative Documents and transfer such amount to the indemnified parties set forth in such Funding Date Certificate; provided, however, that if funds in the Indemnity Account are insufficient to make the transfers specified in this Section 3.7, distribution of funds shall be made ratably among claims specified in such Funding Date Certificate. Any income from the investment of monies on deposit in the Indemnity Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

     Section 3.8 Deferrable Payments Account.

     The Deferrable Payments Account shall be funded (i) from the Revenue Account pursuant to Section 3.1(b)(vi), (ii) from Special Rent Reserve Account pursuant to Section 3.10(d) and (iii) from the Additional Liquidity Account pursuant to Section 3.12(b).

          (a) After effecting any transfers specified first, in Section 3.2(c) and, second, in Section 3.3(b) on or prior to each Rent Payment Date, the Depositary Agent shall withdraw from the Deferrable Payments Account the aggregate amount set forth in the applicable Funding Date Certificate in respect of Deferrable Payments due on such Rent Payment Date, and transfer to each Indenture Trustee, the amount set forth in such Funding Date Certificate opposite such Indenture Trustee's name.

          (b) In the event that amounts deposited in the Deferrable Payments Account are insufficient to pay the aggregate amount of Deferrable Payments on such Rent Payment Date, the Depositary Agent shall transfer to each Indenture Trustee, an amount equal to the product of (a) the amount on deposit in the Deferrable Payments Account multiplied by (b) a fraction, the numerator of which is the amount of Deferrable Payments due under the Lease to which such Indenture relates, and the denominator of which is the aggregate amount of Deferrable Payments due under all Leases, such that no one Indenture Trustee receives a greater percentage of amounts due under its Indenture than any other Indenture Trustee. Any income from the investment of monies on deposit in the Deferrable Payments Account shall be transferred to the Revenue Account in accordance with
Section 3.13 hereof.

     Section 3.9 Additional Liquidity Account. The Depositary Agent confirms receipt of the Additional Liquidity Letter of Credit. Upon obtaining Actual Knowledge of, or upon receipt of written notice from an Owner Trust or AEE of, the occurrence of a Drawing Event or a Replacement Event with respect to the Additional Liquidity Letter of Credit, the Depositary Agent shall make a demand for payment thereunder (A) in the case of a Drawing Event, in an amount equal to the lesser of (x) the full amount available under the Additional Liquidity Letter of Credit and (y) the deficiency of the amounts required to be paid from the Accounts for which the Additional Liquidity Letter of Credit is available to support and (B) in the case of a Replacement Event, the full amount available thereunder, and deposit the proceeds thereof in the Additional Liquidity Account. When determining (i) if any amounts are required to be deposited (or the amount so required to be deposited) in the Additional Liquidity Account from time to time or (ii) whether the Additional Liquidity Account has deposited therein the Additional Liquidity Required Balance, amounts on deposit in the Additional Liquidity Account shall be aggregated with the amount available to be drawn under an Additional Liquidity Letter of Credit. At any time that the Additional Liquidity Required Balance is reduced from that in effect on the Closing Date in accordance with the definition of such term, AEE may issue a notice of reduction to the LC Provider reducing the amount available to be drawn thereunder to be equal to the then applicable Additional Liquidity Required Balance only upon the express written confirmation of each Owner Trust. Any income from the investment of monies on deposit in the Additional Liquidity Account shall be transferred to the Revenue Account in accordance with Section
3.13 hereof.

     Section 3.10 Special Rent Reserve Account.

          (a) The Special Rent Reserve Account shall be funded pursuant to
Section 3.1(b)(viii) during a Special Rent Reserve Period in accordance with each Participation Agreement. When determining (i) if any amounts are required to be deposited (or the amount so required to be deposited) in the Special Rent Reserve Account from time to time or (ii) whether the Special Rent Reserve Account has deposited therein the Special Rent Reserve Account Required Balance, amounts on deposit in the Special Rent Reserve Account shall be aggregated with the amounts available to be withdrawn under any Special Rent Reserve Account Payment Undertaking Agreement.

          (b) In respect of any Rent Payment Date when there are insufficient monies on deposit in the Rent Payment Account and the Debt Repayment Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, after effecting any transfers pursuant to Section 3.2(c) and 3.3(b) and otherwise in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit in the Special Rent Reserve Account to the Rent Payment Account and the Debt Repayment Account in the manner set forth in the last proviso of Section 3.1(b)(iii) but taking into account in such calculation the amount in respect of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent remain outstanding) to be demanded under a Special Rent Reserve Account Payment Undertaking Agreement pursuant to the immediately succeeding clause second, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Rent Payment Account, and apply the proceeds thereof in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party.

          (c) Subject to Section 3.10(b), in respect of any Rent Payment Date when there are insufficient monies on deposit in the Indemnity Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit in the Special Rent Reserve Account to the Indemnity Account, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Indemnity Account, and apply the proceeds thereof (x) in accordance with
Section 3.1 of the Indenture to which such Indenture Trustee is a party (for so long as the Lien of such Indenture has not been terminated or discharged) or (y) to the payment of the indemnified claim.

          (d) Subject to Section 3.10(c), in respect of any Rent Payment Date when there are insufficient monies on deposit in the Deferrable Payments Account to pay amounts payable but unpaid due therefrom on such Rent Payment Date, the Depositary Agent shall, in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring cash and Permitted Investments (other than any Payment Undertaking Agreement) on deposit in the Special Rent Reserve Account to the Deferrable Payments Account, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and
(ii) the amount of the deficiency in the Deferrable Payments Account, and apply the proceeds thereof in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party.

          (e) Upon (x) obtaining Actual Knowledge or receipt of written notice from the Owner Trusts or AEE of the occurrence of a Replacement Event under any Special Rent Reserve Account Payment Undertaking Agreement or (y) receipt of an Officer's Certificate of a Responsible Officer of AEE that a Special Rent Reserve Period no longer exists, each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement shall (i) make a demand thereunder for the full amount available thereunder, (ii) retain such amount in a segregated non-interest bearing account and (iii) apply such amount either to the payment of Basic Rent on the immediately succeeding Rent Payment Date in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party or, if the Indenture Trustee has received an Officer's Certificate of a Responsible Officer of AEE to such effect, to the purchase of a replacement Payment Undertaking Agreement in accordance with such Officer's Certificate; provided, however, if a Replacement Event has occurred contemporaneously with respect to a Rent Reserve Account Payment Undertaking Agreement, such amount shall be applied by each Indenture Trustee to the payment of Basic Rent on the second succeeding Rent Payment Date. Any income from the investment of monies on deposit in the Special Rent Reserve Account (except with respect to a Payment Undertaking Agreement) shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

     Section 3.11 Loss Proceeds Account. Amounts on deposit in the Loss Proceeds Account shall be transferred by the Depositary Agent from time to time in accordance with a Funding Date Certificate setting forth the amounts to be transferred, the Persons to receive such transferred amounts and that each such transfer is authorized and otherwise in accordance with the applicable Leases and Participation Agreements. Any income from the investment of monies on deposit in the Loss Proceeds Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

     Section 3.12 Drawing Events.

          (a) Subject, first, to Section 3.2(c), second, to Section 3.3(b), and third, to Section 3.10(b), if on any Funding Date the aggregate amount of monies available to be withdrawn from the Rent Payment Account and the Debt Repayment Account pursuant to Section 3.4(b) and Section 3.5(b) is not sufficient to fund in full the amounts due to be paid therefrom, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

               (i) a transfer of cash and Permitted Investments on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

               (ii) a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder;

provided, however, in the event that amounts available pursuant to clauses (i) and (ii) above are insufficient to pay the aggregate amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) and Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) due on such Rent Payment Date, each party hereto agrees that such deficiency shall be pro rated between the Rent Payment Account and the Debt Repayment Account in the manner set forth in the last proviso of Section 3.1(b)(iii) and further pro rated within the Rent Payment Account in the manner set forth in Section 3.4(c).

          (b) Subject to Section 3.12(a), if on any Rent Payment Date the aggregate amount of monies available to be withdrawn from the Deferrable Payments Account is not sufficient to pay in full AEE's Deferrable Payment obligations due and payable on such date, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

               (i) a transfer of cash and Permitted Investments on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

               (ii) a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder.

          (c) Subject to Section 3.12(b), if on any Rent Payment Date the aggregate amount of monies available to be withdrawn from the Indemnity Account is not sufficient to pay in full AEE's aggregate indemnity obligations due and payable on such date, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

               (i) a transfer of cash and Permitted Investments on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

               (ii) a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder.

     Section 3.13 Permitted Investments. Subject to Section 3.15 hereof, monies held in any Account created by and held under this Depositary Agreement may be invested and reinvested only in Permitted Investments at the written direction (which may be in the form of a standing instruction) of a Responsible Officer of AEE; provided, however, that at any time when a Responsible Officer of AEE has not timely furnished such a written direction or, after a request by the Depositary Agent, has not so confirmed a standing instruction to the Depositary Agent, the Depositary Agent shall invest such monies only in Permitted Investments of a maturity of 30 days or less. Any written direction of a Responsible Officer of AEE with respect to the investment or reinvestment of monies held in any Account shall direct investment or reinvestment only in Permitted Investments that shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity as needed for the purposes of such Accounts. The Depositary Agent shall have no duty to determine whether any investment or reinvestment shall satisfy the criteria set forth in the definition of "Permitted Investment" in the Participation Agreements or the other criteria set forth in this Section 3.13 and the Depositary Agent shall have no liability in the event that the value of any Permitted Investment decreases. The Depositary Agent shall at any time and from time to time liquidate any or all of such investments prior to the maturity as needed in order to effect the transfers and withdrawals contemplated by this Depositary Agreement in accordance with an Officer's Certificate of a Responsible Officer of AEE; provided that, in the absence of timely receipt of such an Officer's Certificate, the Depositary Agent shall liquidate all such investments (using reasonable efforts to minimize the costs of such liquidation) as it deems necessary in order to effect the transfers and withdrawals contemplated by this Depositary Agreement. In the event any such investments are redeemed prior to the maturity thereof, the Depositary Agent shall not be liable for any loss or penalties relating thereto. Any income or gain realized from such investments shall be deposited into the Revenue Account. For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of AEE. Any loss realized from such investments shall be credited to the Account (or sub-account) from which such monies came.

     Section 3.14 Account Balance Statements; Payment Undertaking Agreements. The Depositary Agent shall maintain records of and account balance statements in respect of, each of the Accounts and amounts segregated in any of the Accounts. Such Account records and balance statements shall also include deposits, withdrawals and transfers from and to any Account and segregated amounts. No later than the tenth Business Day prior to each Rent Payment Date, the Depositary Agent shall provide to each Owner Participant, each Indenture Trustee, the Working Capital Provider and AEE a statement of the amounts available in each Account and sub-account maintained under this Depositary Agreement. In addition, upon the request of any such party (which request may be a continuing request, but which absent the occurrence of an Indenture Event of Default, may not be more frequent than monthly), the Depositary Agent shall provide information regarding (a) balances in respect of each of the Accounts and amounts segregated in any of the Accounts as of each Funding Date and (b) such other information as the Owner Trust may reasonably request. In addition, the Depositary Agent shall make its books and records pertaining to the Accounts and this Depositary Agreement available upon request of any party hereto for inspection and audit during normal business hours by a nationally recognized independent auditing firm, and shall supply such additional information as any such party may reasonably request from time to time. On or prior to each Rent Payment Date, if there has been a drawing by an Indenture Trustee under a Payment Undertaking Agreement since the preceding Rent Payment Date, each Indenture Trustee shall notify the Depositary Agent, each Owner Trustee and AEE of the amount available to be withdrawn (but not including Scheduled Payments under such Payment Undertaking Agreement) on such Rent Payment Date under any Payment Undertaking Agreement under which such Indenture Trustee is a beneficiary.

     Section 3.15 Instructions to the Depositary Agent. Each direction to the Depositary Agent under this Depositary Agreement to transfer or withdraw amounts in an Account shall either (a) be in the form of the Funding Date Certificate or
(b) be in the form of an Officer's Certificate of a Responsible Officer of AEE, an Owner Trust or an Indenture Trustee that shall otherwise sufficiently identify (i) the Account from which such amounts are to be withdrawn or transferred, (ii) the Account in which such amount is to be deposited or Person to whom such amount is to be transferred and (iii) the applicable provision of this Depositary Agreement and, if applicable, such other Operative Document which authorizes such transfer or withdrawal. In the event that the Depositary Agent believes that it lacks sufficient information to make a transfer or withdrawal or to determine whether it has authority under this Depositary Agreement to make such transfer or withdrawal, it may refrain from making such transfer or withdrawal until it has received the information required to make such transfer or confirmed its authority to its satisfaction.

     Section 3.16 Lease Event of Default and Indenture Event of Default.

          (a) Upon receipt by the Depositary Agent of notice from each Owner Trust of the occurrence and continuance of a Lease Bankruptcy Default or Lease Event of Default, and in the absence of notice from each Indenture Trustee of the occurrence and continuance of an Indenture Event of Default, Responsible Officers of the Owner Trusts and not AEE shall have the right to deliver to the Depositary Agent (i) Funding Date Certificates otherwise in accordance with this Depositary Agreement and (ii) instructions pursuant to Section 3.13 with respect to Permitted Investments, provided, as to clauses (i) and (ii) that each Owner Trust is a signatory thereto.

          (b) Upon receipt by the Depositary Agent of notice from each Indenture Trustee of the occurrence and continuance of an Indenture Event of Default, Responsible Officers of the Indenture Trustees, to the exclusion of both AEE and the Owner Trusts, shall have the right to deliver to the Depositary Agent (i) Funding Date Certificates otherwise in accordance with this Depositary Agreement and (ii) instructions pursuant to Section 3.13 with respect to Permitted Investments; provided, as to clauses (i) and (ii) that each Indenture Trustee is a signatory thereto.

          (c) In the event that pursuant to clause (a) or (b) of this Section 3.16, AEE is precluded from delivering Funding Date Certificates, Responsible Officers of the Owner Trusts or the Indenture Trustees, as applicable, may instruct the Depositary Agent to distribute any amount remaining on deposit in the Revenue Account on each Rent Payment Date in accordance with Sections 3.1(b)(i) - (vi) and withdrawals from the Operating Account shall require the confirmation of the Independent Engineer.

                                   ARTICLE IV

                              THE DEPOSITARY AGENT

     The provisions of this Article IV are solely for the benefit of the parties hereto, and except to the extent expressly provided in this Article IV, neither AEE nor AEE2 shall have any rights under this Article IV against the Depositary Agent or any other party hereto; provided that the Depositary Agent shall be liable to AEE for its gross negligence or willful misconduct.

     Section 4.1 Appointment of the Depositary Agent; Powers and Immunities. The Transaction Parties hereby irrevocably appoint and authorize the Depositary Agent to act as their agent hereunder, with such powers as are expressly delegated to the Depositary Agent by the terms of this Depositary Agreement, together with such other powers as are reasonably incidental thereto. The Depositary Agent shall not have any duties or responsibilities to any Person except those expressly set forth in this Depositary Agreement (and no implied covenants, functions or responsibilities shall be read into this Depositary Agreement or otherwise exist with respect to the Depositary Agent). Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Depositary Agreement or Applicable Law. Neither the Depositary Agent nor any of its affiliates shall be responsible to any other Transaction Party for (i) any recitals, statements, representations or warranties made by AEE contained in this Depositary Agreement or any other Operative Document or in any certificate or other document referred to or provided for in, or received by any other Transaction Party under, this Depositary Agreement or any other Operative Document, (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Depositary Agreement or any other Operative Document or any other document referred to or provided for herein or therein or (iii) for any failure by AEE or AEE2 to perform its obligations hereunder or thereunder. The Depositary Agent shall not be required to ascertain or inquire as to the performance by AEE of any of its obligations under the other Operative Documents, this Depositary Agreement nor any other document or agreement contemplated hereby or thereby. The Depositary Agent shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or (b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct). Whenever in the administration of this Depositary Agreement, the Depositary Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by an Officer's Certificate of each Owner Trust and, so long as the Lien of the Indenture has not been terminated or discharged, each Indenture Trustee. The Depositary Agent shall have the right at any time to seek instructions concerning the administration of this Depositary Agreement from legal counsel or any court of competent jurisdiction and shall not be liable to any person for any action taken, suffered or omitted in accordance with the advice or opinion of such counsel or any order, finding or determination of such court. The Depositary Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of an Event of Default or a Lease Event of Default unless and until a Responsible Officer of the Depositary Agent has received an Officer's Certificate of AEE or a written notice or certificate from a Transaction Party stating that an Event of Default or a Lease Event of Default has occurred.

     Each of the Transaction Parties expressly acknowledge that neither the Depositary Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Depositary Agent hereinafter taken, including, without limitation, any review of the Facility, the Related Facility or the Additional Facilities or of the affairs of AEE or AEE2, shall be deemed to constitute any representation or warranty by the Depositary Agent to any other Transaction Party. Each Transaction Party (other than any Transaction Party that has no obligation to make appraisals, investigations or credit analyses under the financing documents to which it is a party, including, without limitation, the Depositary Agent) represents to the Depositary Agent that it has, independently and without reliance upon the Depositary Agent or any other Transaction Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Assigned Asset and each AEE Entity. Each Transaction Party (other than a Transaction Party that has no obligation to make appraisals, investigations or credit analyses under the financing documents to which it is a party, including, without limitation, the Depositary Agent) also represents that it will, independently and without reliance upon the Depositary Agent or any other Transaction Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Depositary Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Assigned Asset and each AEE Entity. Except for notices, reports and other documents expressly required to be furnished to the other Transaction Parties by the Depositary Agent hereunder, the Depositary Agent shall not have any duty or responsibility to provide any other Transaction Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Assigned Asset or any AEE Entity which may come into the possession of the Depositary Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

     Section 4.2 Reliance by the Depositary Agent. The Depositary Agent shall be entitled to rely upon any Officer's Certificate of any Transaction Party, any Independent Engineer's certificate or any other certificate, notice or other document (including any cable, telegram, telecopy, e-mail or other electronic communication (other than a Funding Date Certificate which shall be manually signed)) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice of legal counsel, independent accountants and other experts selected by the Depositary Agent and shall have no liability for its actions taken thereupon, unless due to the Depositary Agent's willful misconduct or gross negligence. The Depositary Agent shall be entitled to rely and act upon any direction, instruction, Officer's Certificate or other document delivered to it pursuant to this Depositary Agreement to the extent that such document complies as to form with the requirements of this Depositary Agreement, and shall not be required to examine, ascertain or make any judgment with respect to the facts underlying such document or to make any judgment or determination as to compliance with the terms of any Operative Document. Without limiting the foregoing, the Depositary Agent shall be required to make payments to the Transaction Parties or other Persons only as set forth herein. The Depositary Agent shall be fully justified in failing or refusing to take any action under this Depositary Agreement or the Participation Agreement (i) if such action would, in the reasonable opinion of the Depositary Agent, be contrary to Applicable Law or the terms of this Depositary Agreement or the Participation Agreement, (ii) if such action is not specifically provided for in this Depositary Agreement or the Participation Agreement or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Depositary Agreement or the Participation Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. In the event that the Depositary Agent is required to perform any action on a particular date only following the delivery of an Officer's Certificate or other document, the Depositary Agent shall be fully justified in failing to perform such action if it has not first received such Officer's Certificate or other document and shall be fully justified in continuing to fail to perform such action until such time as it has received such Officer's Certificate or other document.

     Section 4.3 Court Orders. The Depositary Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Agent. The Depositary Agent shall not be liable to any of the parties hereto or any other Transaction Party, their successors, heirs or personal representatives by reason of the Depositary Agent's compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

     Section 4.4 Resignation or Removal. Subject to the appointment and acceptance of a successor Depositary Agent as provided below, the Depositary Agent may resign at any time by giving 30 days' prior written notice thereof to AEE, and the Depositary Agent may be removed at any time with cause by AEE. In the event that the Depositary Agent shall decline to take any action without first receiving adequate indemnity and, having received adequate indemnification, shall continue to decline to take such action, AEE shall be deemed to have sufficient cause to remove the Depositary Agent. Upon any such resignation or removal, AEE shall have the right to appoint a successor Depositary Agent which shall be a bank or trust company that (i) has an office in The City of New York, New York, (ii) has capital, surplus and undivided profits of at least $500,000,000, (iii) is experienced in administering sophisticated financing transactions, (iv) is experienced in non-recourse lending on a project finance basis and (v) is reasonably acceptable to the Lessor. If no successor Depositary Agent shall have been appointed by AEE and shall have accepted such appointment within 30 days after the retiring Depositary Agent's giving of notice of resignation or the removal of the retiring Depositary Agent, then the retiring Depositary Agent may appoint a successor Depositary Agent, which shall be a single bank or trust company that (i) has an office in The City of New York, New York, (ii) has capital, surplus and undivided profits of at least $500,000,000, (iii) is experienced in administering sophisticated financing transactions, (iv) is experienced in non-recourse lending on a project finance basis and (v) is reasonably acceptable to AEE (and such bank or trust company shall be irrevocably deemed acceptable to AEE if AEE shall not set forth its objections to such bank or trust company in a written notice delivered to the Depositary Agent not more than ten Business Days after the Depositary Agent shall have notified AEE that it intends to appoint such entity as successor Depositary Agent). Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (a) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring Depositary Agent shall be discharged from its respective duties and obligations hereunder, and
(b) the retiring Depositary Agent shall promptly transfer all Accounts within its possession or control to the possession or control of the successor Depositary Agent, and the retiring Depositary Agent shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the retiring Depositary Agent with respect to the Accounts to the successor Depositary Agent. After the retiring Depositary Agent's resignation or removal hereunder as Depositary Agent, the provisions of this Article IV and of Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while acting as Depositary Agent. Further, a corporation into which the Depositary Agent is merged or converted or with which it is consolidated or which results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by Applicable Law, be the successor Depositary Agent under this Depositary Agreement without further formality and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Depositary Agent with which such corporation was merged, converted or consolidated. The Depositary Agent concerned shall forthwith notify such event to AEE.

                                   ARTICLE V

                         EXPENSES; INDEMNIFICATION; FEES

     Section 5.1 Expenses. AEE agrees to pay or reimburse all reasonable out-of-pocket expenses of the Depositary Agent (including, without limitation, the reasonable fees and disbursements of outside counsel engaged by the Depositary Agent) in respect of, or incidental to, the administration or enforcement of any of the provisions of this Depositary Agreement or in connection with any actual or proposed amendment, waiver or consent relating to this Depositary Agreement.

     Section 5.2 Indemnification. AEE agrees to indemnify the Depositary Agent in its capacity as such, and, in its capacity as such, its officers, directors, shareholders, controlling persons, employees, agents and servants, in accordance with and in the manner contemplated by Section 10 of the Participation Agreement.

     Section 5.3 Fees. On the Closing Date, and on each anniversary of the Closing Date to and including the termination of this Depositary Agreement pursuant to Section 2.4, AEE shall pay the Depositary Agent an annual fee in an amount mutually agreed on by AEE and the Depositary Agent in writing on or prior to the date of appointment of the Depositary Agent.

                                   ARTICLE VI

                             LIMITATION OF LIABILITY

     Section 6.1 Limitation of Liability. The rights and obligations of the parties hereto under this Depositary Agreement are limited as provided in
Section 13 of each Participation Agreement, which is hereby incorporated herein by reference, mutatis mutandis.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Amendments; Etc. With respect to any Funding Date, the Working Capital Provider may waive (in its absolute and sole discretion) its priority in
Section 3.1(b)(ii) by delivering written notice thereof to the Depositary Agent four Business Days prior to such Funding Date. Any such waiver shall be effective only with respect to the Funding Date so specified. No other amendment or waiver of, or consent with respect to, any provision of this Depositary Agreement (including, without limitation, any defined term utilized or incorporated by reference herein) shall in any event be effective unless the same shall be in writing and signed by each party hereto. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which it is given.

     Section 7.2 Addresses for Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Depositary Agreement) shall be given or made in writing (including, without limitation, by telecopy), delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Depositary Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     Section 7.3 Integration, Etc. This Depositary Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This

Depositary Agreement shall become effective at such time as the Depositary Agent shall have received counterparts hereof signed by all of the intended parties hereto.

     Section 7.4 Headings; Table of Contents; Section References. Headings used in this Depositary Agreement, and the table of contents included in this Depositary Agreement, are for convenience of reference only and do not constitute part of this Depositary Agreement for any purpose. Unless otherwise specified in this Depositary Agreement, section references shall refer to sections of this Depositary Agreement.

     Section 7.5 No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the parties hereto and their respective successors and assigns and no Person (other than the parties hereto) shall have any rights hereunder.

     Section 7.6 No Waiver. No failure on the part of the parties hereto or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in, exercising, any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise by the Depositary Agent or any other Transaction Party or any of their nominees or representatives of any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy.

     Section 7.7 Severability. If any provision of this Depositary Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Depositary Agreement and the application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

     Section 7.8 Successors and Assigns. All covenants, agreements, representations and warranties in this Depositary Agreement by the parties hereto shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

     Section 7.9 Execution in Counterparts. This Depositary Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 7.10 SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY AEE, AEE2 OR ANY OTHER PERSON AGAINST THE DEPOSITARY AGENT OR ANY OTHER TRANSACTION PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS DEPOSITARY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH OF AEE AND AEE2 HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE

UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     Section 7.11 GOVERNING LAW. THIS DEPOSITARY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the parties hereto have caused this Depositary Agreement to be duly executed as of the day and year first above written.



                                AES EASTERN ENERGY, L.P.

                                By: AES NY, L.L.C., its general partner



                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AES Eastern Energy, L.P.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                AEE2, L.L.C.


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AEE2, L.L.C.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                AES SOMERSET L.L.C.


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AES SOMERSET, L.L.C.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                AES CAYUGA, L.L.C.


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AES CAYUGA, L.L.C.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                AES WESTOVER, L.L.C.


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AES WESTOVER, L.L.C.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                AES GREENIDGE, L.L.C.


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                AES GREENIDGE, L.L.C.
                                1001 North 19th Street
                                Suite 2000
                                Arlington, VA 22209

                                Attention: William Luraschi
                                Telecopier No.: (703) 528-4510
                                Telephone No.: (703) 522-1315

                                UNION BANK OF CALIFORNIA, N.A.,
                                   as Agent under the Working Capital Facility, as Working Capital Provider


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Union Bank of California, N.A.
                                445 South Figueroa Street, 15th Floor
                                Los Angeles, CA 90071

                                Attention: Susan Johnson
                                Telecopier No.: (213) 236-4096
                                Telephone No.: (213) 236-4125

                                KINTIGH FACILITY TRUST A-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh A-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                KINTIGH FACILITY TRUST A-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh A-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                KINTIGH FACILITY TRUST B-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh B-1)

                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000


                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                KINTIGH FACILITY TRUST B-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh B-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                KINTIGH FACILITY TRUST C-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh C-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000


                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                KINTIGH FACILITY TRUST C-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh C-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST A-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken A-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST A-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken A-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST B-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken B-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST B-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken B-2)


                                By:________________________________
                                   Name:
                                   Title:


                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST C-1

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken C-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                MILLIKEN FACILITY TRUST C-2

                                By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken C-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001
                                Telecopier No.: (302) 651-8882
                                Telephone No.: (302) 651-1000

                                With a copy to:

                                Wilmington Trust Company
                                Attention: Ann Roberts
                                Telecopier No.: (212) 415-0513
                                Telephone No.: (212) 415-0545

                                DCC PROJECT FINANCE FOURTEEN, INC.,
                                   as Owner Participant under each Participation Agreement (Kintigh A-1 and Milliken A-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                DCC Project Finance Fourteen, Inc.
                                1801 Richards Road
                                Toledo, OH 43607

                                Attention: Letitia D. Marth, Esq.
                                Telecopier No.: (419) 322-7485
                                Telephone No.: (419) 322-7465

                                DCC PROJECT FINANCE FIFTEEN, INC.,
                                   as Owner Participant under each Participation Agreement (Kintigh A-2 and Milliken A-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                DCC Project Finance Fifteen, Inc.
                                1801 Richards Road
                                Toledo, OH 43607


                                Attention: Letitia D. Marth, Esq.
                                Telecopier No.: (419) 322-7484
                                Telephone No.: (419) 322-7465

                                FIRST CHICAGO LEASING CORPORATION,
                                   as Owner Participant under each Participation Agreement (Kintigh B-1 and Milliken B-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                First Chicago Leasing Corporation
                                55 West Monroe
                                Mail Code IL1-0502, 17th Floor
                                Chicago, IL 60670-0502

                                Attention: Frieda Feiger, Contract
                                                       Administration
                                           Maurice Moore, Head Power Generation
                                                       Leasing Group
                                Telecopier No.: (312) 732-7921 or (312) 732-3634
                                Telephone No.: (312) 732-8100 or (312) 732-2093

                                FIRST CHICAGO LEASING CORPORATION,
                                   as Owner Participant under each Participation Agreement (Kintigh B-2 and Milliken B-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                First Chicago Leasing Corporation
                                55 West Monroe
                                Mail Code IL1-0502, 17th Floor
                                Chicago, IL 60670-0502

                                Attention: Frieda Feiger, Contract
                                                       Administration
                                           Maurice Moore, Head Power Generation
                                                       Leasing Group
                                Telecopier No.: (312) 732-7921 or (312) 732-3634
                                Telephone No.: (312) 732-8100 or (312) 732-2093

                                BANKERS COMMERCIAL CORPORATION,
                                   as Owner Participant under each Participation Agreement (Kintigh C-1 and Milliken C-1)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Bankers Commercial Corporation
                                445 South Figueroa Street, 16th Floor
                                Mail Code G16-200
                                Los Angeles, CA 90071

                                Attention: Bill Moore, Esq.
                                Telecopier No.: (213) 236-7579
                                Telephone No.: (213) 236-5544

                                BANKERS COMMERCIAL CORPORATION,
                                   as Owner Participant under each Participation Agreement (Kintigh C-2 and Milliken C-2)


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Bankers Commercial Corporation
                                445 South Figueroa Street, 16th Floor
                                Mail Code G16-200
                                Los Angeles, CA 90071

                                Attention: Bill Moore, Esq.
                                Telecopier No.: (213) 236-7579
                                Telephone No.: (213) 236-5544

                                BANKERS TRUST COMPANY,
                                   as Depositary Agent


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Bankers Trust Company
                                4 Albany Street - 7th Floor
                                New York, NY 10006

                                Attention: Janet Robinson
                                Telecopier No.: (212) 669-0772
                                Telephone No.: (212) 250-7702

                                BANKERS TRUST COMPANY,
                                   as each Indenture Trustee


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Bankers Trust Company
                                4 Albany Street - 7th Floor
                                New York, NY 10006

                                Attention: Janet Robinson
                                Telecopier No.: (212) 669-0772
                                Telephone No.: (212) 250-7702

                                BANKERS TRUST COMPANY,
                                   as each Pass Through Trustee


                                By:________________________________
                                   Name:
                                   Title:

                                Address for Notices:

                                Bankers Trust Company
                                4 Albany Street - 7th Floor
                                New York, NY 10006

                                Attention: Janet Robinson
                                Telecopier No.: (212) 669-0772
                                Telephone No.: (212) 250-7702

                                                                      Schedule I
                                                                              to
                                                            Depositary Agreement

                                    ACCOUNTS



          ACCOUNTS                                          Account #
          --------                                          ---------

(a)       Revenue Account                                   27667
(b)       Operating Account                                 27668
(c)       Working Capital Account                           27669
(d)       Rent Payment Account                              27670
(e)       Debt Repayment Account                            27671
(f)       Rent Reserve Account                              27672
(g)       Deferrable Payments Account                       27674
(h)       Indemnity Account                                 27673
(i)       Loss Proceeds Account                             27675
(j)       Additional Liquidity Account                      27676
(k)       Special Rent Reserve Account                      27677
(l)       Distribution Account                              27678

                                                                    EXHIBIT A to
                                                            Depositary Agreement

                          [Form of Instruction Letter]

                      [AES Eastern Energy, L.P. Letterhead]


                                     [Date]

[NAME AND ADDRESS
OF DOCUMENT PARTY]

          Re: [__________________] (the "Subject Agreement") dated as of [_____________] by and between AES Eastern Energy, L.P. ("AEE") and [_____________] (the "Document Party").

Ladies and Gentlemen:

     All payments to be made by the Document Party to AEE under the Subject Agreement shall be made in lawful money of the United States, directly to Bankers Trust Company, [a national banking corporation organized and existing under the laws of the United States of America], in its capacity as depositary agent (in such capacity, together with its successors and permitted assigns in such capacity, the "Depositary Agent"), for deposit in accordance with the following instructions:

(a) with respect to wire transfers:

                  Bankers Trust Company
                  -----------------------
                  ------------------------
                  ABA #:
                  Account No.:
                  For further credit to:    AEE Revenue Account
                                            (Account No.:)

                  Re: AEE
                  Attn:

and (b) with respect to other transfers:

                  Bankers Trust Company
                  -----------------------
                  ------------------------
                  ABA #:
                  Account No.:
                  For further credit to:    AEE Revenue Account
                                            (Account No.:)

                  Re: AEE
                  Attn:

or to such other Person and/or at such other address as the transaction parties may from time to time specify in writing to the Document Party for application by the Depositary Agent in the manner contemplated in the Amended and Restated Deposit and Disbursement Agreement dated as of April __, 2001 (as amended, supplemented or modified and in effect from time to time) among AEE, the AEE Subsidiaries parties thereto, Union Bank of California, N.A., as Agent under the Working Capital Facility, as Working Capital Provider, the twelve Owner Trusts parties thereto, [Owner Participant] and Bankers Trust Company, and shall be accompanied by a notice from the Document Party stating that such payments are made under the Subject Agreement and stating the nature and amounts of such payments.

                                AES EASTERN ENERGY, L.P.


                                By:____________________________
                                   Name:
                                   Title:



Agreed and Acknowledged:

[DOCUMENT PARTY]



By:_________________________________
   Name:
   Title:

   Date:

                                                                    EXHIBIT B to
                                                            Depositary Agreement



                            FUNDING DATE CERTIFICATE
                 Dated:____________________ (the "Report Date")
                [To be delivered to the Depositary Agent at least
                four (4) Business Days prior to the Funding Date]
                            Funding Date:____________

TO:            Bankers Trust Company, as Depositary Agent

Copies to:     DCC Project Finance Fourteen, Inc.,
               DCC Project Finance Fifteen, Inc.,
               First Chicago Leasing Corporation, and
               Bankers Commercial Corporation,
               as Owner Participants

     The undersigned, _______________ [Name], hereby certifies that [he/she] is [a/the] _____________ [Title] of AES Eastern Energy, L.P., a Delaware limited partnership ("AEE"), and that:

     This Funding Date Certificate is delivered to Bankers Trust Company, as Depositary Agent, and to each Owner Participant pursuant to Section 3.1(b) of the Amended and Restated Deposit and Disbursement Agreement dated as of April __, 2001 among AES Eastern Energy, L.P., AEE2, L.L.C., AES Somerset, L.L.C., AES Cayuga, L.L.C., AES Westover, L.L.C., AES Greenidge, L.L.C., Union Bank of California, N.A., as Agent under the Working Capital Facility, as Working Capital Provider, the twelve Owner Trusts parties thereto, DCC Project Finance Fourteen, Inc., DCC Project Finance Fifteen, Inc., First Chicago Leasing Corporation, Bankers Commercial Corporation, and Bankers Trust Company, as Depositary Agent, Indenture Trustee and Pass Through Trustee (the "Depositary Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in or pursuant to the Depositary Agreement.

     In preparing this Funding Date Certificate, I have examined the Depositary Agreement, the other Operative Documents and other documents necessary or relevant for such preparation. The examination I have made enables me to express an informed belief as to whether this Funding Date Certificate complies with the Depositary Agreement and the other Operative Documents, and whether the applications and transfers of funds (including after giving effect to such applications and transfers) provided for in this Funding Date Certificate are in accordance with, and will not result in a breach of, the Depositary Agreement or any other Operative Document.

     This Funding Date Certificate complies with the Depositary Agreement and the other Operative Documents, and the applications and transfers of funds (including after giving effect to such applications and transfers) provided for in this Funding Date Certificate are in accordance with, and will not result in a breach of, the Depositary Agreement or any other Operative Document.

     The monies on deposit in the Revenue Account on the Funding Date specified above (the "Funding Date") are expected to aggregate $__________.

          The monies on deposit in the Revenue Account on ___________ (most recent available date) are $____________.

          The monies (in addition to those referred to in the preceding paragraph (a)) expected to be received in the Revenue Account prior to the Funding Date are:

                                     Amount
                                     ------
                                     $
                                     $
                                     $
                                     $---------
                      Total          $_________


     Pursuant to Section 3.1(b) of the Depositary Agreement, on the Funding Date the monies on deposit in the Revenue Account and certain other Accounts or available for drawing under certain letters of credit and Payment Undertaking Agreements should be applied or transferred as follows and in the following order of priority to the extent such monies are available:

          First: Transfer $_________ from the Revenue Account to the Operating Account.

     [ The amount specified in item A. 1, plus the amounts of all prior transfers to the Operating Account pursuant to Section 3.1(b)(i) of the Depositary Agreement during the relevant [calendar year] [semi-annual period]:

          x.   Equals $___________;

          y. Is in compliance with Section 5.9 of each of the Participation Agreements with respect to the calendar year in respect of which this Funding Date Certificate is delivered; and

          z. Is not more than $__________, which is the amount of actual fuel costs plus 125% of the amount set forth in [the Annual Operating Budgets (other than actual fuel costs) with respect to the [first] [second] half of the calendar year ____ [Insert year of Funding Date] delivered under each of the Participation Agreements] [the amended, modified or reallocated Annual Operating Budgets (other than actual fuel costs) with respect to the [first] [second] half of the calendar year ____ [Insert year of Funding Date] delivered under each of the Participation Agreements and attached to the certificate of the Independent Engineer annexed hereto as Annex 5-First-A.2 confirming such amended, modified or reallocated Annual Operating Budgets (other than actual fuel costs) as being based on reasonable assumptions]. [Delete as applicable]

                                                                           OR

     [2. The amount set forth in item A.1, plus the amounts of all prior transfers to the Operating Account pursuant to Section 3.1(b)(i) of the Depositary Agreement during the relevant [calendar year] [semi-annual period]:

          x.   Equals $____________; and

          y. Is less than $_________ which is the amount of actual fuel costs plus 125% of the amount set forth in [the Annual Operating Budgets (other than actual fuel costs) with respect to the [first] [second] half of the calendar year ____ [Insert year of Funding Date] delivered under each of the Participation Agreements] [the amended, modified or reallocated Annual Operating Budgets (other than actual fuel costs) with respect to the [first] [second] half of the calendar year ____ [Insert year of Funding Date] delivered under each of the Participation Agreements and attached to the certificate of the Independent Engineer annexed hereto as Annex 5-First-A.2 confirming such amended, modified or reallocated Annual Operating Budgets (other than actual fuel costs) as being based on reasonable assumptions]. [Delete as applicable]

               Consequently, the funds on deposit in the Operating Account, after giving effect to the transfer pursuant to item A.1, will be insufficient to pay Operating and Maintenance Costs to the extent permitted by Section 5.9 of each Participation Agreement. Pursuant to Section 3.2(c) of the Depositary Agreement, an amount equal to the deficiency of $__________ should be transferred to the Operating Account on the Funding Date by transferring the following amounts from the following Accounts and drawing the following amounts under the following letters of credit, all of which transfers and drawings are and will be in compliance with
               Article III of the Depositary Agreement and such letters of credit:

           Account/LOC                                  Amount
           -----------                                  ------

           Working Capital Facility Drawing             $__________
           Working Capital Account                      $__________
           Special Rent Reserve Account (but not PUA)   $__________
           Additional Liquidity Account                 $__________
           Additional Liquidity Account LOC Drawing     $__________
           Deferrable Payments Account                  $__________
           Indemnity Account                            $__________
           Rent Payment Account       ) pro rata        $__________
           Debt Repayment Account     )                 $__________
                                                 Total  $__________]


               All of the foregoing amounts applied or transferred to the Operating Account will be expended only on Operating and Maintenance Costs, except as provided in item D below.

               On the Funding Date, transfer from the Operating Account to the Persons specified on Annex 5-First-B hereto the respective amounts specified in such Annex.

     D. [Insert if applicable] On the Rent Payment Date occurring during the Funding Period in which the Funding Date occurs, transfer from the Operating Account to the following Accounts in the following order of priority the respective amounts specified below, all of which transfers comply with Section 3.2(b) of the Depositary Agreement:

                                                        Account
                                                        Amount
                                                        -------

           Working Capital Account                      $__________
           Rent Payment Account       ) pro rata        $__________
           Debt Repayment Account     )                 $__________
           Rent Reserve Account                         $__________

           Indemnity Account                            $__________
           Deferrable Payments Account                  $__________
           Additional Liquidity Account                 $__________
           Special Rent Reserve Account                 $__________
           Distribution Account                         $__________
                                                 Total  $__________


          Second: Transfer $_________ to the Working Capital Account. After giving effect to such transfer, the amount on deposit in the Working Capital Account will be [equal to] [less than] $_________, which is the principal amount due under the Working Capital Facility during the Funding Period in which the Funding Date occurs.

     [ The amount on deposit in the Working Capital Account will be insufficient to pay the principal amount of borrowings under the Working Capital Facility due during the Funding Period in which the Funding Date occurs. Therefore, pursuant to Section 3.3(b) of the Depositary Agreement, transfer the following amounts from the following Accounts or from drawings under the following letters of credit to the Working Capital Account:

           Account/LOC                                  Amount
           -----------                                  ------

           Special Rent Reserve Account (but not PUA)   $__________
           Additional Liquidity Account                 $__________
           Additional Liquidity Account LOC Drawing     $__________
           Deferrable Payments Account                  $__________
           Indemnity Account                            $__________
           Rent Payment Account       ) pro rata        $__________
           Debt Repayment Account     )                 $__________
                                                 Total  $__________]

               After the transfers pursuant to item (ii)(A) and item (ii)(B) above, the amount on deposit in the Working Capital Account during such Funding Period should be transferred from such account to the Working Capital Provider [insert wire transfer information], as follows, each of which amounts is an amount payable in respect of the principal amount of drawings under the Working Capital Facility:

           Date                            Amount of Transfer
           ----                            ------------------

           ------------                    $

           ------------                    $


          Third: A.1. Transfer $________ from the Revenue Account to the Rent Payment Account; [If this Certificate is delivered in respect of a Funding Period that includes a Rent Payment Date, insert the following: "such amount, together with the $________ being transferred from the Operating Account to the Rent Payment Account pursuant to item 5(i)D above and the $________ on deposit in the Rent payment Account on the Report Date, equals the [Basic Rent Due] [Rent Payment Portion] (as defined in item G below);"] AND

          2. Transfer $_______ from the Revenue Account to the Debt Repayment Account [If this Certificate is delivered in respect of a Funding Period that includes a Rent Payment Date, insert the following: "; such amount, together with the $ _______ being transferred from the Operating Account to the Debt Repayment Account pursuant to item 5(i)D above and the $_________ on deposit in the Debt Payment Account on the Report Date, equals the [Debt Repayment Due] [Debt Repayment Portion]"].

               [Insert the following items B, C, D, E and F as applicable]

     [B. The transfers pursuant to the preceding item A do not result in the transfer to the Rent Payment Account of the full Basic Rent Due and to the Debt Repayment Account of the full Debt Repayment Due. Therefore, pursuant to Section 3.10(b) of the Depositary Agreement, to the extent there are funds in the Special Rent Reserve Account (including Permitted Investments, but excluding any PUA):

                 Transfer $_________ from the Special Rent Reserve Account to the Rent Payment Account (after giving effect to such transfer, $_________ of the Basic Rent Due will remain unpaid); and

                 Transfer $__________ from the Special Rent Reserve Account to the Debt Repayment Account (after giving effect to such transfer, $_________ of the Debt Repayment Due will remain unpaid).

                 The transfers provided for in the foregoing items 1 and 2 are in the pro rata portions required pursuant to Section 3.10(b) of the Depositary Agreement.]

     [C. 1. Pursuant to Section 3.10(b), instruct each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in the amount set forth in Annex 5-Third-A hereto, which amount is in each case equal to the lesser of (i) the amount available to be drawn under the relevant Special Rent Reserve Account Payment Undertaking Agreement, and (ii) the amount of the deficiency in the Basic Rent Due in respect of the relevant Lease and relevant Indenture after giving effect to the transfers to the Rent Payment Account provided above in this item (iii) Third.

         2. The instructions pursuant to this item C are in compliance with Sections 3.4(c) and 3.10(b) of the Depositary Agreement.]

     [D. Pursuant to Section 3.12 (a) (i) of the Depositary Agreement:

         1. Transfer $_________ from the funds and Permitted Investments in the Additional Liquidity Account to the Rent Payment Account (after giving effect to such transfer, $________ of the Basic Rent Due will remain unpaid); and

         2. _____ Transfer $_________ from the funds and Permitted Investments in the Additional Liquidity Account to the Debt Repayment Account (after giving effect to such transfer, $________ of the Debt Repayment Due will remain unpaid).

         3. The transfers provided for in the foregoing items 1 and 2 are in the pro rata proportions required pursuant to the proviso to
               Section 3.12(a) of the Depositary Agreement.]

     [E. 1. Pursuant to Section 3.12(a)(ii) of the Depositary Agreement,draw the following amounts under the Additional Liquidity Account Letter of Credit:

               a. $_______, and transfer such amount to the Rent Payment Account; and

               b. $_______, and transfer such amount to the Debt Repayment Account.

         2. The sum of such amounts is equal to the lesser of (a) the amount available to be drawn under the Additional Liquidity Account Letter of Credit, and (b) the sum of the deficiencies in the payment of the Basic Rent Due and the Debt Repayment Due after giving effect to the transfers provided for above in this item (iii) Third.

         3. The drawings and transfers provided for pursuant to the preceding items 1.a and 1.b are in the pro rata portions required pursuant to Section 3.12(a) of the Depositary Agreement.]

         [Use  the alternative of item F that is applicable.]

     [F. 1. Pursuant to Section 3.6(b) of the Depositary Agreement, transfer from the funds (including Permitted Investments, but excluding any PUA) in the Rent Reserve Account:

               a. $_______ to the Rent Payment Account; and

               b. $_______ to the Debt Repayment Account.

         2. After giving effect to such transfers and to the prior transfers and drawings provided for in this item (iii) Third, no Basic Rent Due will remain unpaid, and no Debt Repayment Due will remain unpaid.]

                                       OR

     [F. 1. a. Pursuant to Section 3.6(b) of the Depositary Agreement and after effecting any transfers from the Rent Reserve Account pursuant to item 5(i)B or item 5(ii)B above, transfer from the funds (including Permitted Investments, but excluding any PUA) in the Rent Reserve Account (i) $_______ to the Rent Payment Account and (ii) $_________ to the Debt Repayment Account; and

               b. In addition, instruct each Indenture Trustee that is a beneficiary of a Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in the respective amount set forth in Annex 5-Third-B hereto, which amount is in each case equal to the lesser of (i) the amount available to be drawn under the relevant Rent Reserve Account Payment Undertaking Agreement, and (ii) the amount of the deficiency in the Basic Rent Due in respect of the relevant Lease and the relevant Indenture after giving effect to the transfers to the Rent Payment Account provided above in this item (iii) Third (including clause (i) of item F.1.a).

         2.    After giving combined effect to the transfers provided for in item 1.a and 1.b above and to the drawings under the Rent Reserve Account Payment Undertaking Agreements provided for in such item 1, and also giving effect to the transfers and drawings provided for above in this item (iii) Third [and to the payment of any Scheduled Payments due on the next succeeding Rent Payment Date]:

               a. The ratio of (i) the amounts paid into the Rent Payment Account in respect of the next succeeding Rent Payment Date to
               (ii) the amounts due to be paid from the Rent Payment Account in respect of such Rent Payment Date, is equal to the ratio of (iii) the amounts paid into the Debt Repayment Account in respect of such Rent Payment Date to (iv) the amounts due to be paid from the Debt Repayment Account in respect of such Rent Payment Date; and

               b. Such payments and drawings are in the ratio required pursuant to Section 3.4(c) of the Depositary Agreement.]

     G.        For purposes of this Funding Date Certificate:

         1. "Basic Rent Due" means the amount of Basic Rent (other than Deferrable Payments, but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) under each of the Leases due on the immediately succeeding Rent Payment Date (or, if such be the case, on the Rent Payment Date that coincides with the above Funding Date in respect of which this Certificate is issued) less any Scheduled Payments due on such Rent Payment Date under the Payment Undertaking Agreements.

         2. "Debt Repayment Due" means the amount (other than as a result of optional prepayments) due in respect of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) on the immediately succeeding Rent Payment Date (or, if such be the case, on the Rent Payment Date that coincides with the above Funding Date in respect of which this Certificate is issued).

         3. "Third Available Funds" means the amount on deposit in the Revenue Account on the Funding Date set forth above reduced by the amounts transferred therefrom pursuant to the preceding items 5(i) and 5(ii) Second.

         4. If the sum of Basic Rent Due and Debt Repayment Due is greater than Third Available Funds, then:

               a. "Rent Payment Portion" means the product of Third Available
                  Funds times the following fraction:

                                 Basic Rent Due
                             -----------------------
                       Basic Rent Due + Debt Repayment Due

                       =$---------
                       See Annex 5-Third-C for calculation.

               b. "Debt Repayment Portion" means Third Available Funds minus
                  Rent Payment Portion

                       =  $ _________ minus $_________

                       =  $ ---------

         5. Calculations of certain amounts defined in this item (iii) Third are set forth in Annex 5-Third-C hereto

          Fourth: Transfer $_______ from the Revenue Account and $_______ from the Operating Account to the Rent Reserve Account. The Rent Reserve Account Required Balance as of the above Funding Date is $________.

          "Rent Reserve Account Required Balance" means the sum of the maximum aggregate payments of (a) Basic Rent (other than Deferrable Payments), and (b) all other Fixed Charges Scheduled to be Paid due during any one semi-annual period ending on a Rent Payment Date in the three year period succeeding the above Funding Date. All such payments of Basic Rent and Fixed Charges Scheduled to be Paid in respect of each such semi-annual period are set forth on Annex 5-Fourth hereto. The amount of such Rent Reserve Account Required Balance set forth above is calculated as follows:

               Rent Payment Date on which such semi-annual period ends:

               -------------, ----

               Basic Rent (other than Deferrable Payments) due during such semi-annual period: $_________

               Fixed Charges Scheduled to be Paid due during such semi-annual period: $__________

               Rent Reserve Account Required Balance: $___________

          Fifth: Transfer $_________ from the Revenue Account and $__________ from the Operating Account to the Indemnity Account. The aggregate indemnity obligations of AEE due as of the above Funding Date and arising under the Operative Documents [are] [are estimated to be] $___________. After giving effect to the foregoing transfers, the amount on deposit in the Indemnity Account as of the above Funding Date will be $_________.

          Sixth: Transfer $_________ from the Revenue Account and $_______ from the Operating Account to the Deferrable Payments Account. After giving effect to the foregoing transfers, the amount on deposit in the Deferrable Payments Account as of the above Funding Date will be $_______. The aggregate amount of Deferrable Payments payable under all of the Leases is $__________, consisting of (A) $_________ payable and remaining unpaid, plus (B) $_________ scheduled to be due on the Rent Payment Date immediately succeeding the date hereof (or, if such be the case, occurring on the Funding Date in respect of which this Certificate is delivered), as set forth on Annex 5-Sixth hereto.

          Seventh: Transfer $_________ from the Revenue Account and $_____ from the Operating Account to the Additional Liquidity Account. After giving effect to the foregoing transfers, the amount on deposit in the Additional Liquidity Account as of the above Funding Date will be $_________. The Additional Liquidity Required Balance as of the above Funding Date is $_________, as set forth on Annex 5-Seventh hereto.

          Eighth: Transfer $________ from the Revenue Account and $________ from the Operating Account to the Special Rent Reserve Account. After giving effect to the foregoing transfers, the amount on deposit in the Special Rent Reserve Account as of the above Funding Date is $________. The Special Rent Reserve Account Required Balance as of the above Funding Date is $__________.

               1. As of the date hereof, the senior unsecured long-term debt of the ultimate parent of AEE is rated ____ by S&P; and

               2. As of the last day of the fiscal [quarter] [year] ending _________ [Insert last day of most recent fiscal period in respect of which financial statements of AEE have been delivered pursuant to
               Section 5.3(a) or (b) of the Participation Agreement], AEE's Coverage Ratio in respect of such [quarterly] [annual] period was _________ and the Required Coverage Ratio in respect of such period was ________; the calculation of such Coverage Ratio and Required Coverage Ratio in accordance with the Depositary Agreement and the Participation Agreements is set forth in Annex 5-Eighth hereto;

               consequently, a "Special Rent Reserve Period" [does exist] [does not exist]. [Delete as applicable]

               Special Rent Reserve Account Required Balance prior to May 14,
               2004

               i. The maximum aggregate payments of Basic Rent (other than Deferrable Payments) expected to become due on any three successive Basic Rent payment dates in the three year period immediately succeeding the date hereof is $__________.

                    Rent Payment Date                       Basic Rent Due
                    -----------------                       --------------

                    ------------, ----                      $----------
                    ------------, ----                      $----------
                    ------------, ----                      $----------
                    ------------, ----                      $----------
                    ------------, ----                      $----------
                    ------------, ----                      $----------
                    Total of largest three successive
                    payments                                $__________


               ii. The amount set forth in clause (a) of the definition of Rent Reserve Account Required Balance (which is the largest single semi-annual payment of Basic Rent (other than Deferrable Payments) scheduled to be paid during the three year period referred to in the preceding item i is $________.

               iii. The Special Rent Reserve Account Required Balance equals the amount in item i minus the amount in item ii, which is $__________.

               Special Rent Reserve Account Required Balance on and after May 14, 2004.

               i. The maximum aggregate payment of Basic Rent (other than Deferrable Payments) expected to become due on any two successive Basic Rent payment dates in the three year period immediately succeeding the date hereof is $---------.

                    Rent Payment Date                     Basic Rent Due
                    -----------------                     --------------

                    ------------, ----                    $----------
                    ------------, ----                    $----------
                    ------------, ----                    $----------
                    ------------, ----                    $----------
                    ------------, ----                    $----------
                    ------------, ----                    $----------
                    Total of largest three successive
                    payments                              $__________


               ii. The amount set forth in clause (a) of the definition of Rent Reserve Account Required Balance (which is the largest single semi-annual payment of Basic Rent (other than Deferrable Payments) scheduled to be paid during the three year period referred to in the preceding item i is $________.

               iii. The Special Rent Reserve Account Required Balance equals the amount in item i minus the amount in item ii, which is $__________.

          Ninth: On each Rent Payment Date (or within 10 Business Days after such Rent Payment Date) occurring after your receipt of this Funding Date Certificate and prior to the date you are entitled or required to receive another Funding Date Certificate from AEE, after making all transfers required pursuant to the preceding items (i) First through (viii) Eighth, transfer $________ from the Revenue Account and $_________ from the Operating Account to the Distribution Account. All conditions precedent to making a Distribution set forth in Section 6.2(a) of the Participation Agreement have been satisfied. The satisfaction of such conditions precedent is set forth in Annex 5-Ninth hereto.

     [ Pursuant to Section 3.4(b) of the Depositary Agreement, on the Rent Payment Date that occurs on ____________, ____, after effecting all of the transfers specified in item 5(i)B and item 5(ii)B above, withdraw from the Rent Payment Account and transfer to each Indenture Trustee the amount in respect of Basic Rent set forth opposite the name of such Indenture Trustee on ANNEX 6 hereto.

          The amounts specified in ANNEX 6 hereto comply with Section 3.4(c) of the Depositary Agreement.]

     [ Pursuant to Section 3.5(b) of the Depositary Agreement, on the Rent Payment Date that occurs on ___________, ____, after effecting the transfers specified in item 5(i)B and item 5(ii)B above, withdraw from the Debt Payment Account and transfer to each provider of Permitted Indebtedness specified on ANNEX 7 hereto the amount set forth opposite the name of such provider on ANNEX 7 hereto.]

     [ Pursuant to item _______ of the Funding Date Certificate dated ___________, ____ and item ________ of the Funding Date Certificate dated
___________, ____, $________ has been deposited into the Rent Reserve Account in respect of the portion of the Rent Reserve Account Required Balance relating to clause (a) of the definition thereof. Pursuant to Section 3.6(c) of the Depositary Agreement, transfer such amount to _____________, the provider of the Rent Reserve Account Payment Undertaking Agreement dated _____________, ____, to replenish amounts drawn under such Agreement in accordance with each Participation Agreement.]

     Pursuant to Section 3.7 of the Depositary Agreement, on the Funding Date, withdraw from the Indemnity Account the amounts set forth below and transfer such amounts to the following Persons:

                    Indemnified Party          Amount
                    -----------------          ------

                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------

                    ---------------            $----------
                    Total                      $__________


     The distribution of funds provided in the preceding paragraph (a) complies with the proviso to the second sentence of such Section 3.7.

     (a) Pursuant to Section 3.8 of the Depositary Agreement, on the Rent Payment Date that occurs on ____________, ____, withdraw from the Deferrable Payments Account the amounts set forth below and transfer to each Indenture Trust the amount set forth opposite its name:

                    Indenture Trustee          Amount
                    -----------------          ------

                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    ---------------            $----------
                    Total                      $__________


     Pursuant to Section 3.10(c) of the Depositary Agreement, after effecting the transfers pursuant to item 5(i)(B), item 5(ii)(B), item 5(iii)(B) and item 5(iii)(C), on or prior to the Rent Payment Date that occurs on ________, ____:

          Transfer $ ________ from the funds (including Permitted Investment, but excluding any PUA) in the Special Rent Reserve Account to the Indemnity Account; and

          Instruct the following Indenture Trustees (each of which is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement) to make a demand under such PUA in the amount specified opposite its name and to apply the proceeds thereof in accordance with
          Section 3.1 of the Indenture to which such Indenture Trustee is a party:

                              Special Rent Reserve
     Indenture Trustee          Account PUA                 Amount
     -----------------          -----------                 ------

     --------------             -----------------           --------------
     --------------             -----------------           --------------
     --------------             -----------------           --------------
                                                  Total     $_____________

     The above transfers and drawings are in compliance with Section 3.10(c) and all other provisions of the Depositary Agreement.

     Pursuant to Section 3.10(d) of the Depositary Agreement, after effecting the transfers pursuant to item 5(i)(B), item 5(ii)B, item 5(iii)(B), item 5(iii)(C) and item 11, on or prior to the Rent Payment Date that occurs on __________, ____:

          Transfer $__________ from the funds (including Permitted Investments, but excluding any PUA) in the Special Rent Reserve Account to the Deferrable Payments Account; and

          Instruct the following Indenture Trustees (each of which is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement) to make a demand under such Agreement in the amount specified opposite its name and to apply the proceeds thereof in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party:

                              Special Rent Reserve
     Indenture Trustee           Account PUA                   Amount
     -----------------           -----------                   ------

     --------------              -----------------             --------------
     --------------              -----------------             --------------
     --------------              -----------------             --------------
                                               Total           $_____________


     The above transfers and drawings are in compliance with Section 3.10(d) and all other provisions of the Depositary Agreement.

     Pursuant to Section 3.11 of the Depositary Agreement, on each date specified below transfer from the Loss Proceeds Account to each of the Persons specified below the amount set forth opposite the name of such Person. Each such transfer is authorized pursuant to, and otherwise in accordance with, all applicable Leases and Participation Agreements.

     Date of Transfer          Recipient                    Amount
     --------------            -----------------            $--------------
     --------------            -----------------            $--------------
     --------------            -----------------            $--------------
                                            Total           $______________


     14. Pursuant to Section 3.12(b) of the Depositary Agreement, on the Rent Payment Date that occurs on ___________, ____:

               a. Transfer $________ from the funds and Permitted Investments in the Additional Liquidity Account to the Deferrable Payments Account; and

               b. Make a drawing in the amount of $________ under the Additional Liquidity Account Letter of Credit, and transfer the proceeds thereof to the Deferrable Payments Account.

     15. Pursuant to Section 3.12(c) of the Depositary Agreement, on the Rent Payment Date that occurs on ___________, ____:

               a. Transfer $__________ from the funds and Permitted Investments in the Additional Liquidity Account to the Indemnity Account; and

               b. Make a drawing in the amount of $_________ under the Additional Liquidity Account Letter of Credit, and transfer the proceeds thereof to the Indemnity Account.

     16. a. Pursuant to Section 6.2 of the Participation Agreement, on __________ [specify date], which date is, or is within 10 Business Days after, a Rent Payment Date occurring on or after July 2, 2000, distribute the following amounts to the Persons specified:

            Payee                                    Amount
            -------------                            $-------------
            -------------                            $-------------
            -------------                            $-------------
                                       Total         $_____________


          b. All of the above Distributions are in compliance with the Depositary Agreement, the Participation Agreement and each other Operative Document.

          IN WITNESS WHEREOF the undersigned has executed this Funding Date Certificate as of the date first specified above.

                                            -------------------------------
                                            Name:
                                            Title:

                                                               ANNEX 5-First-A.2


                       Certificate of Independent Engineer

                                 [If applicable]

                                                                 ANNEX 5-First-B


                        Transfers from Operating Account
                             Funding Date:__________

               Payee/Transferee                  Amount
               ----------------                  ------

               -------------                     $-------------
               -------------                     $-------------

                                                                 ANNEX 5-Third-A


                          SPECIAL RENT RESERVE ACCOUNT
                       PAYMENT UNDERTAKING AGREEMENT(S) -
                              DRAWING INSTRUCTIONS

      Relevant         Relevant Special       Accreted
      Indenture          Rent Reserve          Value            Amount to
       Trustee           Account PUA          Available         be Drawn
      ---------          -----------          ---------         --------

                                                                 ANNEX 5-Third-B


                              RENT RESERVE ACCOUNT
                       PAYMENT UNDERTAKING AGREEMENT(S) -
                              DRAWING INSTRUCTIONS

      Relevant            Relevant         Accreted
      Indenture         Rent Reserve         Value           Amount to
       Trustee          Account PUA        Available         be Drawn
      ---------         -----------        ---------         --------

                                                                 ANNEX 5-Third-C


                     CALCULATION OF CERTAIN DEFINED AMOUNTS

Funding Date:

Next Succeeding or Coinciding Rent Payment Date:

     Basic Rent [(other than Deferrable Payments)] due under the Leases on the Rent Payment Date set forth above:

                 Lease                           Basic Rent Due
                 -----                           --------------

             Kintigh A-1 Lease                 $_______________
             Kintigh A-2 Lease                 $_______________
             Kintigh B-1 Lease                 $_______________
             Kintigh B-2 Lease                 $_______________
             Kintigh C-1 Lease                 $_______________
             Kintigh C-2 Lease                 $_______________
             Milliken A-1 Lease                $_______________
             Milliken A-2 Lease                $_______________
             Milliken B-1 Lease                $_______________
             Milliken B-2 Lease                $_______________
             Milliken C-1 Lease                $_______________
             Milliken C-2 Lease                $_______________
                      Total                    $_______________

     Payments due in respect of Permitted Indebtedness included in the definition of Debt Repayment Due:

           Description of Permitted
           Indebtedness                      Debt Repayment Due
           -------------------               $---------------
           -------------------               $---------------
                             Total           $_______________

     "Third Available Funds" on the Funding Date:

         Revenue Account-on deposit                       $___________
         -Item 5(i) First transfer         $______
         -Item 5(ii) Second transfer       $______        ____________
         Third Available Funds                            $___________

     "Rent Payment Portion"

         =            Basic Rent Due              x   Third Available Funds
           -----------------------------------
           Basic Rent Due + Debt Repayment Due


         = _________________________________x        $___________
               $---------- + $---------


         = _________________________________x        $___________
               $----------


         = $-----------


     "Debt Repayment Portion"

     =   Third Available Funds minus Basic Rent Due
     =   $____________minus $___________
     =   $------------

                                                                  ANNEX 5-Fourth


                      RENT RESERVE ACCOUNT REQUIRED BALANCE
                              Items for Calculation

                                      Fixed Changes
                                      Scheduled to be Paid
Semi-Annual Period    Basic Rent      (other than Basic Rent)    Total
------------------    ----------      -----------------------    -----

_______to_______      $________       $________________          $________
_______to_______      $________       $________________          $________
_______to_______      $________       $________________          $________
_______to_______      $________       $________________          $________
_______to_______      $________       $________________          $________
_______to_______      $________       $________________          $________

                                                                   ANNEX 5-Sixth


                       PAYMENT TO DEFERRABLE RENT ACCOUNT

                           Deferrable Payments           Deferrable Payments
                           Unpaid & Payable on               Due on next
       Lease              next Rent Payment Date          Rent Payment Date

Kintigh A-1 Lease        $                            $
Kintigh A-2 Lease
Kintigh B-1 Lease
Kintigh B-2 Lease
Kintigh C-1 Lease
Kintigh C-2 Lease
Milliken A-1 Lease
Milliken A-2 Lease
Milliken B-1 Lease
Milliken B-2 Lease
Milliken C-1 Lease
Milliken C-2 Lease       _______________              _______________
             Total       $                            $


Total Deferrable Rent Account payment is $__________.

                                                                 ANNEX 5-Seventh


                      ADDITIONAL LIQUIDITY REQUIRED BALANCE

"Additional Liquidity Required Balance" means:

     1. As of the Closing Date (May 14, 1999) and at any time to and including May 14, 2002, $36,326,900; and

     2.   On and after May 15, 2002:

          A. $18,163,450 from and after such time as the conditions set forth in clause (A) of the definition of Additional Liquidity Required Balance are satisfied.

               i. Credit ratings of the Pass Through Certificates as of the date hereof:

                    Moody's:__________ (Baa3 minimum required), and S&P:
                    _________ (BBB - minimum required)

                                       and

               ii.  Before and after any PPA Term:

                    x. Average Coverage Ratio for immediately preceding three year period:

                         ____ to ____ (not less than 2.5 to 1.0 required)

                    y. Minimum Coverage Ratio for each of immediately preceding 3 years (not less than 2.0 to 1.0 in any year required)

                           Year Ending                Coverage Ratio
                           -----------                --------------

                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                                       and

               iii. During any PPA Term:

                    x. Average Coverage Ratio for immediately preceding three year period:

                         ____to____ (not less than 1.5 to 1.0 required)

                    y. Minimum Coverage Ratio for each of immediately preceding 3 years (not less than 1.4 to 1.0 in any year required):

                           Year Ending                Coverage Ratio
                           -----------                --------------

                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____


                    z. PPA Term [Describe any applicable PPA or PPAs and terms thereof]

          B. $0, from and after such time as the conditions set forth in clause (B) of the definition of Additional Liquidity Required Balance are satisfied.

               i. Credit Ratings of the Pass Through Certificates as of the date hereof:

                    Moody's _______ (Baa2 minimum required), and S&P _______ (BBB minimum required)


                                       and

               ii.  Before and after any PPA Term:

                    x. Average Coverage Ratio for immediately preceding three year period:

                         ____to____ (not less than 2.5 to 1.0 required)

                    y. Minimum Coverage Ratio for each of the three immediately preceding years (not less than 2.0 to 1.0 in any years required):

                           Year                       Coverage Ratio
                           ----                       --------------

                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____


               iii. During any PPA Term:

                    x. Average Coverage Ratio for the immediately preceding three year period:

                         ____to____ (not less than 1.75 to 1.0 required)

                    y. Minimum Coverage Ratio for each of the three immediately preceding years (not less than 1.5 to 1.0 in any years required):

                           Year Ending                Coverage Ratio
                           -----------                --------------

                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____
                           _________                  ____to____


                    z. PPA Term [Describe any applicable PPA or PPAs and terms thereof]

                                                                  ANNEX 5-Eighth


                    SPECIAL RENT RESERVE PERIOD CALCULATIONS

S&P rating of senior unsecured long term debt of AEE's ultimate parent

                                                         --------
                                                         (B+ or higher required)

Period for calculations:  [Quarter][Year] ended ______,___

         Coverage Ratio =      CADS for period
                               ------------------------
                               Fixed Charges for period

                           =             -----
                                    ---------------
                                         -----

                           =        --------------

Required Coverage Ratio:

          PPA Term: [None][Describe applicable PPA Term]

          Required Coverage Ratio: [1.5 to 1.0][1.7 to 1.0] or [Show calculation of Required Coverage Ratio for a period that spans a PPA Term]

                                                                   ANNEX 5-Ninth


                             COMPLIANCE CERTIFICATE
                   Section 6.2 of the Participation Agreements

     The undersigned, ___________ [Name], hereby certifies that [he/she] is [a/the] _________ [Title] of AES Eastern Energy, L.P. and that:

     1. This Compliance Certificate is delivered to Bankers Trust Company, as Depositary Agent, pursuant to item 5(ix) of, and forms a part of, the Funding Date Certificate of AEE dated ____________, ____.

     2. All Rent, including Deferrable Payments, payable through and including the Rent Payment Date (occurring on or after July 2, 2000) on which, or within 10 Business Days of which, a Distribution has been provided for pursuant to such item 5(ix), has been paid or will be paid after the making of the transfers and payments provided for in such Funding Date Certificate.

     3. The respective amounts on deposit or deemed on deposit pursuant to
Section 3.1 of the Depositary Agreement in the Rent Reserve Account, the Additional Liquidity Account and the Special Rent Reserve Account are, or after giving effect to the transfers and payments provided for in such Funding Date Certificate will be, [equal to] [greater than] the Rent Reserve Account Required Balance, [equal to] [greater than] the Additional Liquidity Required Balance and [equal to] [greater than] the Special Rent Reserve Account Required Balance.

     4. No Lease Material Default, Lease Event of Default or event of default under any Permitted Indebtedness will have occurred and be continuing after giving effect to the transfers and payments provided for in such Funding Date Certificate.

     5. After giving effect to the transfers and payments provided for in such Funding Date Certificate, no amounts will be outstanding under the Working Capital Facility.

     6. After giving effect to the transfers and payments provided for in such Funding Date Certificate, AEE will not have any indemnity currently due and payable under Section 10 of the Participation Agreement or under any other Operative Document or any obligation to fund the Indemnity Account pursuant to
Section 5.5(e) or Section 5.6 of the Lease.

     7. The Coverage Ratios for each of the two semi-annual Rent Payment Periods immediately preceding the Rent Payment Date referred to in paragraph 2 above

(based on actual operating history) are [equal to] [greater than] the Required Coverage Ratio, and the Pro Form Coverage Ratios for each of the four semi-annual periods immediately succeeding such Rent Payment Date (based on Pro Forma projections) are [equal to] [greater than] the Required Coverage Ratio. True and correct calculations of such Coverage Ratios, Pro Forma Coverage Ratios and Required Coverage Ratios are set forth in Exhibit 1 hereto. All calculations of such Coverage Ratios are Pro Forma for any Permitted Indebtedness, including the effects of such permitted Indebtedness, and any assets reasonably expected to be acquired in connection therewith and the consummation of any related transactions. [Notwithstanding the foregoing, for the purpose of making the certification in this paragraph 7 on the Rent Payment Date occurring on July 3, 2000, only the semi-annual period immediately preceding such date shall be relevant.]

     8. With respect to the Rail Credit Facility, no event of default will have occurred and be continuing after giving effect to the transfers and payments provided for in such Funding Date Certificate, and the remaining term of the Rail Credit Facility is not less than 30 days, [after the Funding Date referred to therein.]

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the Report Date of the Funding Date Certificate to which this Compliance Certificate is annexed.

                                              ----------------------------------
                                              Name:
                                              Title:

                                                                       Exhibit 1
                                                                              to
                                                          Compliance Certificate


                          Coverage Ratios Calculations
                          ----------------------------


Rent Payment Date:_________

First Preceding Rent Payment Period:  ______ to ______

          Coverage Ratio = CADS for period
                           ------------------------
                           Fixed Charges for period

                    =           -----
                           ---------------
                                -----

                           = ______ to 1.0

          Required Coverage Ratio for such period: _____ to 1.0

Second Preceding Rent Payment Period: ____ to ____

          Coverage Ratio = _____
                           ---------------
                                -----

                         = ______ to 1.0

          Required Coverage Ratio for such period: _____ to 1.0

First Succeeding Semi-Annual Period:  ____ to ____

          Pro Forma Coverage Ratio = Pro Forma CADS for period
                                     ----------------------------------
                                     Pro Forma Fixed Charges for period

                         =      -----
                           ---------------
                                -----

                         = ______ to 1.0

Second Succeeding Semi-Annual Period:  ____ to ____

          Pro Forma Coverage Ratio
                                   =      -----
                                     ---------------
                                          -----

                                   = ______ to 1.0

Third Succeeding Semi-Annual Period:  ____ to ____

          Pro Forma Coverage Ratio
                                   =      -----
                                     ---------------
                                          -----
                                   = ______ to 1.0

Fourth Succeeding Semi-Annual Period:  ____ to ____

          Pro Forma Coverage Ratio
                                   =      -----
                                     ---------------
                                          -----

                                   = ______ to 1.0

Attached hereto are (1) the report of the independent consultant selected by AEE with the approval of each Owner Participants setting forth the assumptions on which the above Pro Forma calculations are based, and (2) a detailed calculation of such Pro Forma amounts using such assumptions.

                                                                         ANNEX 6


                              BASIC RENT TRANSFERS


A.   Basic Rent Calculations

     1.   Amount on deposit in Rent Payment
          Account after effecting item 5(i)B and
          item 5(ii)B transfers                           $_____________

     2.   Total Basic Rent due on applicable
          Rent Payment Date under all Leases
          (other than Deferrable Payments so
          long as Lessor Notes payable from such
          Basic Rent remain outstanding)                  $_____________

     3.   Total Scheduled Payments on such Rent
          Payment Date to all Indenture Trustees
          under all PUAs                                  $_____________

     4.   Total Basic Rent Shortfall

          = 2- (1+3)
          = $---- ($---+$---)
          = $---- $---
          = $---

     B.   Indenture Trustee Transfers

Indenture Trustee                           Basic Rent Transfer
-----------------                           -------------------

--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
Total Transfers (= Total Basic Rent Shortfall)

                                                                         ANNEX 7


                         PERMITTED INDEBTEDNESS PAYMENTS


Provider of Permitted Indebtedness          Amount to be Transferred
----------------------------------          ------------------------

--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
--------------------                        $-----------------------------------
TOTAL                                       $___________________________________


Bank Wire Information for Provider of Permitted Indebtedness:



                             ----------------------
                             ----------------------
                                 --------------